UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7435

Smith Barney Allocation Series Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: January 31

Date of reporting period: January 31, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

JANUARY 31, 2006

Smith Barney

Allocation Series Inc.

High Growth Portfolio

Growth Portfolio

Balanced Portfolio

Conservative Portfolio

Income Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Allocation Series Inc.

Annual Report  •  January 31, 2006

What’s

Inside

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment managers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi” and “Citigroup Asset Management”. Legg Mason and its affiliates, as well as the Funds’ investment manager, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief

Executive Officer

Dear Shareholder,

Despite numerous obstacles, including rising short-term interest rates, surging oil prices, a destructive hurricane season, and geopolitical issues, the U.S. economy continued to expand during the reporting period. After a 3.8% advance in the first quarter of 2005, gross domestic product (“GDP”)i growth was 3.3% during the second quarter and 4.1% in the third quarter. However, there were mixed economic signals in the fourth quarter. While the Labor Department announced that the unemployment rate fell to 4.7% in December, its lowest level in four years, fourth quarter GDP growth was 1.6%, lower than expected.

Given the overall strength of the economy and inflationary pressures, the Federal Reserve Board (“Fed”)ii continued to raise interest rates throughout the period. After raising rates five times from June 2004 through January 2005, the Fed increased its target for the federal funds rateiii in 0.25% increments nine additional times over the reporting period. This represents the longest sustained Fed tightening cycle since the 1970s. All told, the Fed’s fourteen rate hikes have brought the target for the federal funds rate from 1.00% to 4.50%.

For the one-year period ended January 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 10.37%. Looking at the fiscal year as a whole, mid-cap stocks outperformed their large- and small-cap counterparts, with the Russell Midcap,v Russell 1000,vi and Russell 2000vii Indexes returning 21.45%, 12.07%, and 18.89%, respectively. From an investment style perspective, value stocks continued to outperform growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 13.63% and 11.57%, respectively, over the reporting period.

As the year began, it was widely expected that both short- and long-term yields would rise sharply. This panned out with short-term rates, as two-year Treasury yields rose from 3.29% to 4.54% over the 12-month period ended January 31, 2006. However, over the same period, long-term yields experienced a less dramatic increase, with 10-year Treasuries moving

Smith Barney Allocation Series Inc.       I

from 4.15% to 4.53%. At the end of the reporting period, the yield curve was slightly inverted, as the yield on two-year Treasuries surpassed that of 10-year Treasuries. This anomaly has historically foreshadowed an economic slowdown or recession. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Index,x returned 1.80%.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

Effective April 7, 2006 the Smith Barney Allocation Series Inc. will be renamed Legg Mason Partners Lifestyle Series, Inc.

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Funds’ investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management contract to terminate. The shareholders of the Balanced Portfolio, Conservative Portfolio and Income Portfolio previously approved a new investment management contract between each Fund and the Manager which became effective December 1, 2005. The shareholders of the High Growth Portfolio and Growth Portfolio approved a new investment contract between each Fund and the Manager which became effective on December 19, 2005.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Funds’ Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds have been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

II       Smith Barney Allocation Series Inc.

Important information concerning the Funds and their Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 23, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average market capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

Smith Barney Allocation Series Inc.        III

High Growth Portfolio

Target Asset Allocation

The High Growth Portfolio seeks capital appreciation by investing a high percentage of its assets in aggressive equity funds.

The Target Asset Allocation set forth above represents an approximate mix of investments for the High Growth Portfolio. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed, from time to time, upon the approval of the Smith Barney Allocation Series’ Board of Directors.

Manager Overview

Special Shareholder Notices

Effective December 1, 2005, the High Growth Portfolio compares its performance to the Lehman Brothers U.S. Aggregate Indexi and the Russell 3000 Indexii. Management changed the Fund’s unmanaged benchmarks to reflect the Fund’s investments.

Effective April 7, 2006, the Smith Barney Allocation Series Inc. — High Growth Portfolio will be renamed the Legg Mason Partners Lifestyle High Growth Fund.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.    The U.S. financial markets produced mixed results during the one-year period ended January 31, 2006. Over this period, the overall stock market, as measured by the S&P 500 Index,iii returned 10.37%. The majority of this advance occurred over the last three months of the period. During that time, investor sentiment improved as corporate profits remained strong, oil prices declined, and there were indications that the Federal Reserve Board (“Fed”)iv was nearing the completion of its prolonged tightening campaign. Turning to the fixed income markets, they generated a modest 1.80% gain over the 12-month reporting period, based on the return of the Lehman Brothers U.S. Aggregate Index. For much of the period, short-term interest rates rose in concert with the Fed’s interest rate hikes, while long-term bond yields were surprisingly flat. However, toward the end of the year, long-term yields also rose due to inflationary concerns and speculation about the Fed’s actions in 2006.

Performance Review

For the 12 months ended January 31, 2006, Class A shares of the Smith Barney Allocation Series Inc. — High Growth Portfolio, excluding sales charges, returned 11.30%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index, returned 1.80% and 12.67%, respectively, for the same period. It’s previous benchmarks, the S&P 500 Index, the Russell 2000 Index,v the MSCI EAFE Indexvi and the Citigroup High Yield Market Index,vii returned 10.37%, 18.89%, 22.76% and 3.82%, respectively, for the same period. The Lipper Multi-Cap Core Funds Category Average1 increased 13.36% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 832 funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney Allocation Series Inc. 2006 Annual Report       1

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

High Growth Portfolio — Class A Shares	5.42%	11.30%

Lehman Brothers U.S. Aggregate Index	0.84%	1.80%

Russell 3000 Index	5.35%	12.67%

S&P 500 Index	4.67%	10.37%

Russell 2000 Index	8.50%	18.89%

MSCI EAFE Index	18.31%	22.76%

Citigroup High Yield Market Index	1.37%	3.82%

Lipper Multi-Cap Core Funds Category Average	6.52%	13.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Current expense reimbursements and/or fee waivers for Class A and Class B shares are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 4.98% and Class C shares returned 5.09% over the six months ended January 31, 2006. Excluding sales charges, Class B shares returned 10.48% and Class C shares returned 10.64% over the 12 months ended January 31, 2006.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 929 funds for the 6-month period and among the 832 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Fund Performance

The Fund invests in a diversified group of Smith Barney mutual funds, which includes both equity and fixed income funds. In many cases, the Portfolio’s equity funds produced strong returns over the reporting period. For example, the Aggressive Growth Fund gained 22.8% and the Small Cap Core Fund rose 16.9%. More modest equity returns came from the Large Cap Value Fund and Large Cap Growth Fund, which advanced 12.1% and 7.9%, respectively, over the period. The Portfolio’s fixed income exposure came largely from the Core Plus Bond Fund. During the reporting period, this Fund represented roughly 10% of the overall Portfolio and it returned a modest 1.6%. Rising interest rates, inflationary pressures triggered by record high oil prices and continued tightening from the Fed held back the overall fixed income market over the period.

Thank you for your investment in the Smith Barney Allocation Series Inc. — High Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

February 23, 2006

2       Smith Barney Allocation Series Inc. 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain underlying Funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

vii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

Smith Barney Allocation Series Inc. 2006 Annual Report       3

Fund at a Glance (unaudited)

Smith Barney Allocation Series Inc. — High Growth Portfolio Breakdown (as of 1/31/06)

4       Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Performance

High Growth Portfolio

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 1/31/06	11.30%	10.48%	10.64%

Five Years Ended 1/31/06	1.20	0.44	0.58

Inception* through 1/31/06	6.01	5.19	5.27

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 1/31/06	5.71%	5.48%	9.64%

Five Years Ended 1/31/06	0.16	0.25	0.58

Inception* through 1/31/06	5.47	5.19	5.27

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 1/31/06)	79.15%

Class B (Inception* through 1/31/06)	65.75

Class C (Inception* through 1/31/06)	66.96

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is February 5, 1996.

Smith Barney Allocation Series Inc. 2006 Annual Report       5

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the High Growth Portfolio vs. Benchmark Indexes†‡ (February 1996 — January 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on February 5, 1996 (commencement of operations), assuming deduction of the maximum 5.00% sales charges at the time of investment for Class A shares . It also assumes reinvestment of all distributions, including returns of capital, if any, through January 31, 2006. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International (“MSCI”) EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. The Citigroup High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. These Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective December 1, 2005, Management changed the Fund’s unmanaged benchmark to reflect the Fund’s investments.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

6       Smith Barney Allocation Series Inc. 2006 Annual Report

Growth Portfolio

Target Asset Allocation

The Growth Portfolio seeks long-term growth of capital by investing primarily in funds containing the issues of more established companies.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Growth Portfolio. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed from time to time upon the approval of the Smith Barney Allocation Series’ Board of Directors.

Manager Overview

Special Shareholder Notices

Effective December 1, 2005, the Growth Portfolio compares its performance to the Lehman Brothers U.S. Aggregate Indexi and the Russell 3000 Indexii. Management changed the Fund’s unmanaged benchmarks to reflect the Fund’s investments.

Effective April 7, 2006, the Smith Barney Allocation Series Inc. — Growth Portfolio will be renamed the Legg Mason Partners Lifestyle Growth Fund.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.    The U.S. financial markets produced mixed results during the one-year period ended January 31, 2006. Over this period, the overall stock market, as measured by the S&P 500 Index,iii returned 10.37%. The majority of this advance occurred over the last three months of the period. During that time, investor sentiment improved as corporate profits remained strong, oil prices declined, and there were indications that the Federal Reserve Board (“Fed”)iv was nearing the completion of its prolonged tightening campaign. Turning to the fixed income markets, they generated a modest 1.80% gain over the 12-month reporting period, based on the return of the Lehman Brothers U.S. Aggregate Index. For much of the period, short-term interest rates rose in concert with the Fed’s interest rate hikes, while long-term bond yields were surprisingly flat. However, toward the end of the year, long-term yields also rose due to inflationary concerns and speculation about the Fed’s actions in 2006.

Performance Review

For the 12 months ended January 31, 2006, Class A shares of the Smith Barney Allocation Series Inc. — Growth Portfolio, excluding sales charges, returned 8.14%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the Russell 3000 Index, returned 1.80% and 12.67%, respectively, for the same period. It’s previous benchmarks, the S&P 500 Index, the Russell 2000 Index,v the MSCI EAFE Indexvi and the Lehman Brothers Government/Credit Bond Index,vii returned 10.37%, 18.89%, 22.76% and 1.48%, respectively, for the same period. The Lipper Multi-Cap Core Funds Category Average1 increased 13.36% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 832 funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney Allocation Series Inc. 2006 Annual Report       7

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Growth Portfolio — Class A Shares	3.61%	8.14%

Lehman Brothers U.S. Aggregate Index	0.84%	1.80%

Russell 3000 Index	5.35%	12.67%

S&P 500 Index	4.67%	10.37%

Russell 2000 Index	8.50%	18.89%

MSCI EAFE Index	18.31%	22.76%

Lehman Brothers Government/Credit Bond Index	0.58%	1.48%

Lipper Multi-Cap Core Funds Category Average	6.52%	13.36%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Current expense reimbursements and/or fee waivers for Class A and Class B shares are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 3.20% and Class C shares returned 3.34% over the six months ended January 31, 2006. Excluding sales charges, Class B shares returned 7.32% and Class C shares returned 7.54% over the 12 months ended January 31, 2006.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 929 funds for the 6-month period and among the 832 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Fund Performance

The Fund invests in a diversified group of Smith Barney mutual funds, which includes both equity and fixed income funds. In many cases, the Portfolio’s equity funds produced strong returns over the reporting period. For example, the Aggressive Growth Fund gained 22.8% and the Small Cap Core Fund rose 16.9%. More modest equity returns came from the Large Cap Value Fund and Large Cap Growth Fund, which advanced 12.1% and 7.9%, respectively, over the period. The Portfolio’s fixed income exposure came largely from the Core Plus Bond Fund. During the reporting period, this Fund represented roughly 28% of the overall Portfolio and it returned a modest 1.6%. Rising interest rates, inflationary pressures triggered by record high oil prices and continued tightening from the Fed held back the overall fixed income market over the period.

Thank you for your investment in the Smith Barney Allocation Series Inc. — Growth Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

February 23, 2006

8       Smith Barney Allocation Series Inc. 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain underlying Funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

vii	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

Smith Barney Allocation Series Inc. 2006 Annual Report       9

Fund at a Glance (unaudited)

Smith Barney Allocation Series Inc. — Growth Portfolio Breakdown (as of 1/31/06)

10       Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Performance

Growth Portfolio

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 1/31/06	8.14%	7.32%	7.54%

Five Years Ended 1/31/06	1.23	0.48	0.62

Inception* through 1/31/06	5.45	4.67	4.74

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 1/31/06	2.70%	2.32%	6.54%

Five Years Ended 1/31/06	0.20	0.30	0.62

Inception* through 1/31/06	4.91	4.67	4.74

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 1/31/06)	69.97%

Class B (Inception* through 1/31/06)	57.70

Class C (Inception* through 1/31/06)	58.75

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is February 5, 1996.

Smith Barney Allocation Series Inc. 2006 Annual Report       11

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Growth Portfolio vs. Benchmark Indexes†‡ (February 1996 — January 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on February 5, 1996 (commencement of operations), assuming deduction of the maximum 5.00% sales charges at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, through January 31, 2006. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq. The Morgan Stanley Capital International (“MSCI”) EAFE Index is a composite index that consists of equity total returns for Europe, Australasia and the Far East. The Lehman Brothers Government/Credit Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective December 1, 2005, Management changed the Fund’s unmanaged benchmark to reflect the Fund’s investments.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

12       Smith Barney Allocation Series Inc. 2006 Annual Report

Balanced Portfolio

Target Asset Allocation

The Balanced Portfolio seeks a balance of capital growth and income by placing equal emphasis on funds investing in stocks and bonds.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Balanced Portfolio. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed, from time to time, upon the approval of the Smith Barney Allocation Series’ Board of Directors.

Manager Overview

Special Shareholder Notices

Effective December 1, 2005, the Balanced Portfolio compares its performance to the Lehman Brothers U.S. Aggregate Indexi and the Russell 1000 Indexii. Management changed the Fund’s unmanaged benchmarks to reflect the Fund’s investments.

Effective April 7, 2006, the Smith Barney Allocation Series Inc. — Balanced Portfolio will be renamed the Legg Mason Partners Lifestyle Balanced Fund.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.    The U.S. financial markets produced mixed results during the one-year period ended January 31, 2006. Over this period, the overall stock market, as measured by the S&P 500 Index,iii returned 10.37%. The majority of this advance occurred over the last three months of the period. During that time, investor sentiment improved as corporate profits remained strong, oil prices declined, and there were indications that the Federal Reserve Board (“Fed”)iv was nearing the completion of its prolonged tightening campaign. Turning to the fixed income markets, they generated a modest 1.80% gain over the 12-month reporting period, based on the return of the Lehman Brothers U.S. Aggregate Index. For much of the period, short-term interest rates rose in concert with the Fed’s interest rate hikes, while long-term bond yields were surprisingly flat. However, toward the end of the year, long-term yields also rose due to inflationary concerns and speculation about the Fed’s actions in 2006.

Performance Review

For the 12 months ended January 31, 2006, Class A shares of the Smith Barney Allocation Series Inc. — Balanced Portfolio, excluding sales charges, returned 4.49%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the Russell 1000 Index, returned 1.80% and 12.07%, respectively, for the same period. It’s previous benchmarks, the S&P 500 Index, the Citigroup One-Year U.S. Treasury Bill Index,v the Citigroup World Government Bond Indexvi and the Lehman Brothers Government/Credit Bond Index,vii returned 10.37%, 2.49%, -4.33% and 1.48%, respectively, for the same period. The Lipper Balanced Funds Category Average1 increased 8.60% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 660 funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney Allocation Series Inc. 2006 Annual Report       13

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Balanced Portfolio — Class A Shares	1.96%	4.49%

Lehman Brothers U.S. Aggregate Index	0.84%	1.80%

Russell 1000 Index	5.04%	12.07%

S&P 500 Index	4.67%	10.37%

Citigroup One-Year U.S. Treasury Bill Index	1.51%	2.49%

Citigroup World Government Bond Index	-0.80%	-4.33%

Lehman Brothers Government/Credit Bond Index	0.58%	1.48%

Lipper Balanced Funds Category Average	4.47%	8.60%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.58% and Class C shares returned 1.74% over the six months ended January 31, 2006. Excluding sales charges, Class B shares returned 3.71% and Class C shares returned 3.93% over the 12 months ended January 31, 2006.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 698 funds for the 6-month period and among the 660 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Fund Performance

The Fund invests in a diversified group of Smith Barney mutual funds, which includes both equity and fixed income funds. During the reporting period, the Portfolio’s equity funds generally produced solid returns, ranging from 7.9% and 7.7%, respectively, for the Large Cap Growth Fund and Appreciation Fund to as high as 12.2% for the Fundamental Value Fund. The Portfolio’s fixed income exposure came largely from the Core Plus Bond Fund. During the reporting period, this Fund represented nearly 50% of the overall Portfolio and it returned a modest 1.6%. Rising interest rates, inflationary pressures triggered by record high oil prices and continued tightening from the Fed held back the overall fixed income market over the period.

Thank you for your investment in the Smith Barney Allocation Series Inc. — Balanced Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

February 23, 2006

14       Smith Barney Allocation Series Inc. 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. Certain underlying Funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Funds’ share price. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year United States Treasury Bill whose return is tracked until its maturity.

vi	The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries.

vii	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

Smith Barney Allocation Series Inc. 2006 Annual Report       15

Fund at a Glance (unaudited)

Smith Barney Allocation Series Inc. — Balanced Portfolio Breakdown (as of 1/31/06)

16        Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Performance

Balanced Portfolio

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 1/31/06	4.49%	3.71%	3.93%

Five Years Ended 1/31/06	3.23	2.45	2.55

Inception* through 1/31/06	6.11	5.31	5.36

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 1/31/06	(0.74)%	(1.29)%	2.93%

Five Years Ended 1/31/06	2.18	2.27	2.55

Inception* through 1/31/06	5.56	5.31	5.36

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 1/31/06)	80.75%

Class B (Inception* through 1/31/06)	67.64

Class C (Inception* through 1/31/06)	68.52

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is February 5, 1996.

Smith Barney Allocation Series Inc. 2006 Annual Report       17

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Balanced Portfolio vs. Benchmark Indexes†‡ (February 1996 — January 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on February 5, 1996 (commencement of operations), assuming deduction of the maximum 5.00% sales charges at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, through January 31, 2006. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Government/Credit Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year U.S. Treasury Bill whose return is tracked until its maturity. The Citigroup World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 1000 Index consists of the 1,000 largest U.S. companies by market capitalization. These Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective December 1, 2005, Management changed the Fund’s unmanaged benchmark to reflect the Fund’s investments.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

18       Smith Barney Allocation Series Inc. 2006 Annual Report

Conservative Portfolio

Target Asset Allocation

The Conservative Portfolio primarily seeks income and secondarily, long-term growth of capital by investing the majority of its assets in funds that invest in bonds.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Conservative Portfolio. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed, from time to time, upon the approval of the Smith Barney Allocation Series’ Board of Directors.

Manager Overview

Special Shareholder Notices

Effective December 1, 2005, the Conservative Portfolio compares its performance to the Lehman Brothers U.S. Aggregate Indexi and the Russell 1000 Indexii. Management changed the Fund’s unmanaged benchmarks to reflect the Fund’s investments.

Effective April 7, 2006, the Smith Barney Allocation Series Inc. — Conservative Portfolio will be renamed the Legg Mason Partners Lifestyle Conservative Fund.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.    The U.S. financial markets produced mixed results during the one-year period ended January 31, 2006. Over this period, the overall stock market, as measured by the S&P 500 Index,iii returned 10.37%. The majority of this advance occurred over the last three months of the period. During that time, investor sentiment improved as corporate profits remained strong, oil prices declined, and there were indications that the Federal Reserve Board (“Fed”)iv was nearing the completion of its prolonged tightening campaign. Turning to the fixed income markets, they generated a modest 1.80% gain over the 12-month reporting period, based on the return of the Lehman Brothers U.S. Aggregate Index. For much of the period, short-term interest rates rose in concert with the Fed’s interest rate hikes, while long-term bond yields were surprisingly flat. However, toward the end of the year, long-term yields also rose due to inflationary concerns and speculation about the Fed’s actions in 2006.

Performance Review

For the 12 months ended January 31, 2006, Class A shares of the Smith Barney Allocation Series Inc. — Conservative Portfolio, excluding sales charges, returned 3.13%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index and the Russell 1000 Index, returned 1.80% and 12.07%, respectively, for the same period. It’s previous benchmarks, the S&P 500 Index, the Citigroup One-Year U.S. Treasury Bill Index,v the Citigroup High Yield Market Indexvi and the Lehman Brothers Government/Credit Bond Index,vii returned 10.37%, 2.49%, 3.82% and 1.48%, respectively, for the same period. The Lipper Income Funds Category Average1 increased 6.17% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 263 funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney Allocation Series Inc. 2006 Annual Report       19

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Conservative Portfolio — Class A Shares	1.41%	3.13%

Lehman Brothers U.S. Aggregate Index	0.84%	1.80%

Russell 1000 Index	5.04%	12.07%

S&P 500 Index	4.67%	10.37%

Citigroup One-Year U.S. Treasury Bill Index	1.51%	2.49%

Citigroup High Yield Market Index	1.37%	3.82%

Lehman Brothers Government/Credit Bond Index	0.58%	1.48%

Lipper Income Funds Category Average	3.03%	6.17%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 1.20% and Class C shares returned 1.17% over the six months ended January 31, 2006. Excluding sales charges, Class B shares returned 2.62% and Class C shares returned 2.77% over the 12 months ended January 31, 2006.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 302 funds for the 6-month period and among the 263 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Fund Performance

The Fund invests in a diversified group of Smith Barney mutual funds, which includes both equity and fixed income funds. During the reporting period, the Portfolio’s equity funds generally produced solid returns, ranging from 7.9% and 7.7%, respectively, for the Large Cap Growth Fund and Appreciation Fund to as high as 12.2% for the Fundamental Value Fund. The Portfolio’s fixed income exposure came largely from the Core Plus Bond Fund. During the reporting period, this Fund represented nearly 70% of the overall Portfolio and it returned a modest 1.6%. Rising interest rates, inflationary pressures triggered by record high oil prices and continued tightening from the Fed held back the overall fixed income market over the period.

Thank you for your investment in the Smith Barney Allocation Series Inc. — Conservative Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

February 23, 2006

20       Smith Barney Allocation Series Inc. 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Certain underlying Funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Funds’ share price. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]	The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year United States Treasury Bill whose return is tracked until its maturity.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

Smith Barney Allocation Series Inc. 2006 Annual Report       21

Fund at a Glance (unaudited)

Smith Barney Allocation Series Inc. — Conservative Portfolio Breakdown (as of 1/31/06)

22       Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Performance

Conservative Portfolio

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 1/31/06	3.13%	2.62%	2.77%

Five Years Ended 1/31/06	3.92	3.39	3.45

Inception* through 1/31/06	5.62	5.09	5.15

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 1/31/06	(1.51)%	(1.88)%	1.77%

Five Years Ended 1/31/06	2.97	3.21	3.45

Inception* through 1/31/06	5.14	5.09	5.15

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 1/31/06)	72.73%

Class B (Inception* through 1/31/06)	64.20

Class C (Inception* through 1/31/06)	65.08

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. The CDSC declines by 0.50% the first year after purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is February 5, 1996.

Smith Barney Allocation Series Inc. 2006 Annual Report       23

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Conservative Portfolio vs. Benchmark Indexes†‡ (February 1996 — January 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on February 5, 1996 (commencement of operations), assuming deduction of the maximum 4.50% sales charges at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any through January 31, 2006. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Government/Credit Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Citigroup High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year U.S. Treasury Bill whose return is tracked until its maturity. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 1000 Index consists of the 1,000 largest U.S. companies by market capitalization. These Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

‡	Effective December 1, 2005, Management changed the Fund’s unmanaged benchmark to reflect the Fund’s investments.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

24       Smith Barney Allocation Series Inc. 2006 Annual Report

Income Portfolio

Target Asset Allocation

The Income Portfolio seeks high current income by investing primarily in bond funds.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Income Portfolio. The allocation and investment mix of the fund may vary depending upon market conditions, cash flows in and out of the fund and other factors. In addition, the allocation and investment ranges of the fund may be changed, from time to time, upon the approval of the Smith Barney Allocation Series’ Board of Directors.

Manager Overview

Special Shareholder Notices

Effective December 1, 2005, the Income Portfolio compares its performance to the Lehman Brothers U.S. Aggregate Indexi, the Russell 1000 Indexii and the Citigroup High Yield Market Index.iii Management changed the Fund’s unmanaged benchmarks to reflect the Fund’s investments.

Effective April 7, 2006, the Smith Barney Allocation Series Inc. — Income Portfolio will be renamed the Legg Mason Partners Lifestyle Income Fund.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.    The U.S. financial markets produced mixed results during the one-year period ended January 31, 2006. Over this period, the overall stock market, as measured by the S&P 500 Index,iv returned 10.37%. The majority of this advance occurred over the last three months of the period. During that time, investor sentiment improved as corporate profits remained strong, oil prices declined, and there were indications that the Federal Reserve Board (“Fed”)v was nearing the completion of its prolonged tightening campaign. Turning to the fixed income markets, they generated a modest 1.80% gain over the 12-month reporting period, based on the return of the Lehman Brothers U.S. Aggregate Index. For much of the period, short-term interest rates rose in concert with the Fed’s interest rate hikes, while long-term bond yields were surprisingly flat. However, toward the end of the year, long-term yields also rose due to inflationary concerns and speculation about the Fed’s actions in 2006.

Performance Review

For the 12 months ended January 31, 2006, Class A shares of the Smith Barney Allocation Series Inc. — Income Portfolio, excluding sales charges, returned 2.42%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Index, the Russell 1000 Index and the Citigroup High Yield Market Index, returned 1.80%, 12.07% and 3.82%, respectively, for the same period. It’s previous benchmarks, the S&P 500 Index, the Lehman Brothers Government/Credit Bond Index,vi and the Citigroup One-Year U.S. Treasury Bill Indexvii, returned 10.37%, 1.48% and 2.49%, respectively, for the same period. The Lipper General Bond Funds Category Average1 increased 2.58% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 28 funds in the Fund’s Lipper category, and excluding sales charges.

Smith Barney Allocation Series Inc. 2006 Annual Report       25

Performance Snapshot as of January 31, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

Income Portfolio — Class A Shares	1.06%	2.42%

Lehman Brothers U.S. Aggregate Index	0.84%	1.80%

Russell 1000 Index	5.04%	12.07%

Citigroup High Yield Market Index	1.37%	3.82%

S&P 500 Index	4.67%	10.37%

Lehman Brothers Government/Credit Bond Index	0.58%	1.48%

Citigroup One-Year U.S. Treasury Bill Index	1.51%	2.49%

Lipper General Bond Funds Category Average	1.28%	2.58%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Current expense reimbursements and/or fee waivers for Class A, Class B, and Class C shares are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.80% and Class C shares returned 0.83% over the six months ended January 31, 2006. Excluding sales charges, Class B shares returned 1.97% and Class C shares returned 2.03% over the 12 months ended January 31, 2006.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 28 funds for the 6-month period and among the 28 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Fund Performance

The Fund invests in a diversified group of Smith Barney mutual funds, consisting mostly of fixed income funds but with some equity exposure as well. The presence of the equity funds added significantly to the Portfolio’s return. For example, the Capital and Income Fund returned 13.1%. and the Appreciation Fund gained 7.7%. However, combined, these two Funds only represented approximately 10% of the overall Portfolio. In contrast, the Portfolio’s fixed income funds produced more modest gains. Rising interest rates, inflationary pressures triggered by record high oil prices and continued tightening from the Fed held back the overall fixed income market over the period. The Portfolio’s fixed income exposure came largely from the Core Plus Bond Fund. During the reporting period, the Fund typically represented more than 55% of the overall Portfolio and it returned a modest 1.6%. On the other hand, the funds that invest in lower grade issues were able to generate somewhat higher returns. During the reporting period, the High Income Fund and the Diversified Strategic Income Fund returned 4.8% and 3.8%, respectively.

Thank you for your investment in the Smith Barney Allocation Series Inc. — Income Portfolio. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

February 23, 2006

26       Smith Barney Allocation Series Inc. 2006 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Certain underlying Funds may invest in high yield bonds, which involve greater credit and liquidity risks than investment grade bonds. As interest rates rise, bond prices fall, reducing the value of the Funds share price. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

iii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

vi	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

vii	The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year United States Treasury Bill whose return is tracked until its maturity.

Smith Barney Allocation Series Inc. 2006 Annual Report       27

Fund at a Glance (unaudited)

Smith Barney Allocation Series Inc. — Income Portfolio Breakdown (as of 1/31/06)

28       Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Performance

Income Portfolio

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 1/31/06	2.42%	1.97%	2.03%

Five Years Ended 1/31/06	4.07	3.55	3.60

Inception* through 1/31/06	4.94	4.42	4.47

	With Sales Charges(3)
	Class A	Class B	Class C
Twelve Months Ended 1/31/06	(2.21)%	(2.46)%	1.05%

Five Years Ended 1/31/06	3.12	3.38	3.60

Inception* through 1/31/06	4.46	4.42	4.47

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 1/31/06)	61.87%

Class B (Inception* through 1/31/06)	53.98

Class C (Inception* through 1/31/06)	54.74

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is February 5, 1996.

Smith Barney Allocation Series Inc. 2006 Annual Report       29

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Income Portfolio vs. Benchmark Indexes†‡ (February 1996 — January 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on February 5, 1996 (commencement of operations), assuming deduction of the maximum 4.50% sales charges at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, through January 31, 2006. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Government/Credit Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Citigroup High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year U.S. Treasury Bill whose return is tracked until its maturity. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 1000 Index consists of the 1,000 largest U.S. companies by market capitalization. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. These Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that investor cannot invest directly in an index.

‡	Effective December 1, 2005, Management changed the Fund’s unmanaged benchmark to reflect the Fund’s investments.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

30       Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

High Growth Portfolio	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expenses Paid During the Period(4)
Class A	5.42%	$1,000.00	$1,054.20	0.80%	$4.14

Class B	4.98	1,000.00	1,049.80	1.55	8.01

Class C	5.09	1,000.00	1,050.90	1.39	7.19

(1)	For the six months ended January 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures reflect voluntary fee waivers and/or expense reimbursements for Class A and B shares. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Does not include expenses of the Underlying Funds in which the Fund invests.
(4)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Allocation Series Inc. 2006 Annual Report       31

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

High Growth Portfolio	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,021.17	0.80%	$4.08

Class B	5.00	1,000.00	1,017.39	1.55	7.88

Class C	5.00	1,000.00	1,018.20	1.39	7.07

(1)	For the six months ended January 31, 2006.
(2)	Does not include expenses of the Underlying Funds in which the Fund invests.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

32       Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Growth Portfolio	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expenses Paid During the Period(4)
Class A	3.61%	$1,000.00	$1,036.10	0.80%	$4.11

Class B	3.20	1,000.00	1,032.00	1.55	7.94

Class C	3.34	1,000.00	1,033.40	1.35	6.92

(1)	For the six months ended January 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures reflect voluntary fee waivers and/or expense reimbursements for Class A and B shares. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Does not include expenses of the Underlying Funds in which the Fund invests.
(4)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Allocation Series Inc. 2006 Annual Report       33

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Growth Portfolio	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,021.17	0.80%	$4.08

Class B	5.00	1,000.00	1,017.39	1.55	7.88

Class C	5.00	1,000.00	1,018.40	1.35	6.87

(1)	For the six months ended January 31, 2006.
(2)	Does not include expenses of the Underlying Funds in which the Fund invests.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

34       Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Balanced Portfolio	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expenses Paid During the Period(4)
Class A	1.96%	$1,000.00	$1,019.60	0.74%	$3.77

Class B	1.58	1,000.00	1,015.80	1.51	7.67

Class C	1.74	1,000.00	1,017.40	1.35	6.86

(1)	For the six months ended January 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(3)	Does not include expenses of the Underlying Funds in which the Fund invests.
(4)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Allocation Series Inc. 2006 Annual Report       35

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Balanced Portfolio	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,021.48	0.74%	$3.77

Class B	5.00	1,000.00	1,017.59	1.51	7.68

Class C	5.00	1,000.00	1,018.40	1.35	6.87

(1)	For the six months ended January 31, 2006.
(2)	Does not include expenses of the Underlying Funds in which the Fund invests.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

36       Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Conservative Portfolio	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expenses Paid During the Period(4)
Class A	1.41%	$1,000.00	$1,014.10	0.75%	$3.81

Class B	1.20	1,000.00	1,012.00	1.27	6.44

Class C	1.17	1,000.00	1,011.70	1.12	5.68

(1)	For the six months ended January 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sale charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results.
(3)	Does not include expenses of the Underlying Funds in which the Fund invests.
(4)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Allocation Series Inc. 2006 Annual Report       37

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Conservative Portfolio	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,021.42	0.75%	$3.82

Class B	5.00	1,000.00	1,018.80	1.27	6.46

Class C	5.00	1,000.00	1,019.56	1.12	5.70

(1)	For the six months ended January 31, 2006.
(2)	Does not include expenses of the Underlying Funds in which the Fund invests.
(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

38       Smith Barney Allocation Series Inc. 2006 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2005 and held for the six months ended January 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Income Portfolio	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expenses Paid During the Period(4)
Class A	1.06%	$1,000.00	$1,010.60	0.80%	$4.05

Class B	0.80	1,000.00	1,008.00	1.30	6.58

Class C	0.83	1,000.00	1,008.30	1.25	6.33

(1)	For the six months ended January 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Does not include expenses of the Underlying Funds in which the Fund invests.
(4)	Expenses (net of voluntary fee waivers and/or expense reimbursement) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Allocation Series Inc. 2006 Annual Report       39

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Income Portfolio	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A	5.00%	$1,000.00	$1,021.17	0.80%	$4.08

Class B	5.00	1,000.00	1,018.65	1.30	6.61

Class C	5.00	1,000.00	1,018.90	1.25	6.36

(1)	For the six months ended January 31, 2006.
(2)	Does not include expenses of the Underlying Funds in which the Fund invests.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

40       Smith Barney Allocation Series Inc. 2006 Annual Report

Schedules of Investments (January 31, 2006)

HIGH GROWTH PORTFOLIO

Shares	Security	Value
INVESTMENTS IN UNDERLYING FUNDS — 100.4%
1,594,879	Smith Barney Aggressive Growth Fund Inc., Class Y Shares	$187,653,464
5,082,047	Smith Barney Core Plus Bond Fund Inc., Class Y Shares	62,610,813
10,353,596	Smith Barney Funds, Inc. — Large Cap Value Fund, Class Y Shares	177,564,174
8,832,622	Smith Barney Investment Trust — Smith Barney Large Capitalization Growth Fund, Class Y Shares	207,919,915
4,275,260	Smith Barney Small Cap Core Fund, Inc., Class Y Shares	68,532,421

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $536,991,886)	704,280,787

Face Amount
SHORT-TERM INVESTMENT — 0.0%
Repurchase Agreement — 0.0%
$147,000	Interest in $930,833,000 joint tri-party repurchase agreement dated 1/31/06 with Goldman, Sachs & Co., 4.440% due 2/1/06; Proceeds at maturity — $147,018; (Fully collateralized by various U.S. Treasury obligations, 0.875% to 4.250% due 1/15/07 to 4/15/32; Market value — $149,965) (Cost — $147,000)	147,000

	TOTAL INVESTMENTS — 100.4% (Cost — $537,138,886#)	704,427,787
	Liabilities in Excess of Other Assets — (0.4)%	(2,495,493)

	TOTAL NET ASSETS — 100.0%	$701,932,294

#	Aggregate cost for federal income tax purposes is $537,495,632.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       41

Schedules of Investments (January 31, 2006) (continued)

GROWTH PORTFOLIO

Shares	Security	Value
INVESTMENTS IN UNDERLYING FUNDS — 99.9%
570,034	Smith Barney Aggressive Growth Fund Inc., Class Y Shares	$67,070,174
14,007,218	Smith Barney Core Plus Bond Fund Inc., Class Y Shares	172,568,922
9,199,721	Smith Barney Funds, Inc. — Large Cap Value Fund, Class Y Shares	157,775,211
6,550,237	Smith Barney Investment Trust — Smith Barney Large Capitalization Growth Fund, Class Y Shares	154,192,580
3,834,364	Smith Barney Small Cap Core Fund, Inc., Class Y Shares	61,464,856

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $528,097,986)	613,071,743

Face Amount
SHORT-TERM INVESTMENT — 0.2%
Repurchase Agreement — 0.2%
$1,511,000	Interest in $930,833,000 joint tri-party repurchase agreement dated 1/31/06 with Goldman, Sachs & Co., 4.440% due 2/1/06; Proceeds at maturity — $1,511,186; (Fully collateralized by various U.S. Treasury obligations, 0.875% to 4.250% due 1/15/07 to 4/15/32; Market value — $1,541,474) (Cost — $1,511,000)	1,511,000

	TOTAL INVESTMENTS — 100.1% (Cost — $529,608,986#)	614,582,743
	Liabilities in Excess of Other Assets — (0.1)%	(899,183)

	TOTAL NET ASSETS — 100.0%	$613,683,560

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

42       Smith Barney Allocation Series Inc. 2006 Annual Report

Schedules of Investments (January 31, 2006) (continued)

BALANCED PORTFOLIO

Shares	Security	Value
INVESTMENTS IN UNDERLYING FUNDS — 100.2%
3,289,789	Smith Barney Appreciation Fund Inc., Class Y Shares	$48,162,504
15,015,398	Smith Barney Core Plus Bond Fund Inc., Class Y Shares	184,989,705
3,165,003	Smith Barney Fundamental Value Fund Inc., Class Y Shares	49,247,446
3,010,200	Smith Barney Investment Series — SB Growth and Income Fund, Class Y Shares	48,855,552
2,013,621	Smith Barney Investment Trust — Smith Barney Large Capitalization Growth Fund, Class Y Shares	47,400,631

	TOTAL INVESTMENTS IN UNDERLYING FUNDS — 100.2% (Cost — $352,188,778#)	378,655,838
	Liabilities in Excess of Other Assets — (0.2)%	(668,956)

	TOTAL NET ASSETS — 100.0%	$377,986,882

#	Aggregate cost for federal income tax purposes is $352,223,723.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       43

Schedules of Investments (January 31, 2006) (continued)

CONSERVATIVE PORTFOLIO

Shares	Security	Value
INVESTMENTS IN UNDERLYING FUNDS — 100.2%
795,501	Smith Barney Appreciation Fund Inc., Class Y Shares	$11,646,140
6,537,861	Smith Barney Core Plus Bond Fund Inc., Class Y Shares	80,546,448
385,763	Smith Barney Fundamental Value Fund Inc., Class Y Shares	6,002,474
743,763	Smith Barney Investment Series — SB Growth and Income Fund, Class Y Shares	12,071,274
248,896	Smith Barney Investment Trust — Smith Barney Large Capitalization Growth Fund, Class Y Shares	5,859,004

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $113,057,076)	116,125,340

Face Amount
SHORT-TERM INVESTMENT — 0.0%
Repurchase Agreement — 0.0%
$42,000	Interest in $930,833,000 joint tri-party repurchase agreement dated 1/31/06 with Goldman, Sachs & Co., 4.440% due 2/1/06; Proceeds at maturity — $42,005; (Fully collateralized by various U.S. Treasury obligations, 0.875% to 4.250% due 1/15/07 to 4/15/32; Market value — $42,847) (Cost — $42,000)	42,000

	TOTAL INVESTMENTS — 100.2% (Cost — $113,099,076#)	116,167,340
	Liabilities in Excess of Other Assets — (0.2)%	(218,016)

	TOTAL NET ASSETS — 100.0%	$115,949,324

#	Aggregate cost for federal income tax purposes is $113,165,603.

See Notes to Financial Statements.

44       Smith Barney Allocation Series Inc. 2006 Annual Report

Schedules of Investments (January 31, 2006) (continued)

INCOME PORTFOLIO

Shares	Security	Value
INVESTMENTS IN UNDERLYING FUNDS — 99.9%
174,923	Smith Barney Appreciation Fund Inc., Class Y Shares	$2,560,870
2,537,152	Smith Barney Core Plus Bond Fund Inc., Class Y Shares	31,257,713
	Smith Barney Income Funds:
153,954	SB Capital and Income Fund, Class Y Shares	2,745,005
1,168,200	Smith Barney Diversified Strategic Income Fund, Class Y Shares	7,955,442
1,173,877	Smith Barney High Income Fund, Class Y Shares	8,029,320

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $55,881,932)	52,548,350

Face Amount
SHORT-TERM INVESTMENT — 1.0%
Repurchase Agreement — 1.0%
$510,000	Interest in $930,833,000 joint tri-party repurchase agreement dated 1/31/06 with Goldman, Sachs & Co., 4.440% due 2/1/06; Proceeds at maturity — $510,063; (Fully collateralized by various U.S. Treasury obligations, 0.875% to 4.250% due 1/15/07 to 4/15/32; Market value — $520,286) (Cost — $510,000)	510,000

	TOTAL INVESTMENTS — 100.9% (Cost — $56,391,932#)	53,058,350
	Liabilities in Excess of Other Assets — (0.9)%	(472,137)

	TOTAL NET ASSETS — 100.0%	$52,586,213

#	Aggregate cost for federal income tax purposes is $57,400,196.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       45

Statements of Assets and Liabilities (January 31, 2006)

	High Growth Portfolio	Growth Portfolio	Balanced Portfolio	Conservative Portfolio	Income Portfolio
ASSETS:
Investments, at cost	$537,138,886	$529,608,986	$352,188,778	$113,099,076	$56,391,932

Investments, at value	$704,427,787	$614,582,743	$378,655,838	$116,167,340	$53,058,350
Cash	822	438	—	187	96
Receivable for Fund shares sold	465,562	602,693	173,516	84,025	37,006
Dividends and interest receivable	248,179	697,424	736,246	320,391	226,178
Receivable from manager	21,945	—	—	—	—
Prepaid expenses	33,677	23,884	31,546	19,130	26,332

Total Assets	705,197,972	615,907,182	379,597,146	116,591,073	53,347,962

LIABILITIES:
Payable for Fund shares repurchased	2,426,431	1,554,537	1,155,388	506,916	660,040
Transfer agent fees payable	613,470	415,111	173,190	52,460	21,253
Distribution fees payable	156,032	142,044	90,228	20,383	9,323
Directors’ fees payable	402	604	589	439	1,179
Investment management fee payable	—	47,502	60,744	24,736	25,472
Due to custodian	—	—	83,957	—	—
Distributions payable	—	—	—	—	11,820
Accrued expenses	69,343	63,824	46,168	36,815	32,662

Total Liabilities	3,265,678	2,223,622	1,610,264	641,749	761,749

Total Net Assets	$701,932,294	$613,683,560	$377,986,882	$115,949,324	$52,586,213

NET ASSETS:
Par value (Note 7)	$46,305	$48,015	$30,559	$10,050	$5,145
Paid-in capital in excess of par value	609,296,908	635,033,357	372,177,393	118,748,783	59,260,811
Undistributed net investment income	—	208,825	468,095	197,544	96,050
Accumulated net realized loss on investments, sale of Underlying Funds, capital gain distributions from Underlying Funds and foreign currency transactions	(74,699,820)	(106,580,394)	(21,156,225)	(6,075,317)	(3,442,211)
Net unrealized appreciation (depreciation) on investments	167,288,901	84,973,757	26,467,060	3,068,264	(3,333,582)

Total Net Assets	$701,932,294	$613,683,560	$377,986,882	$115,949,324	$52,586,213

Shares Outstanding:
Class A	30,261,652	30,923,337	19,237,618	6,609,900	3,629,522

Class B	13,612,489	14,356,319	8,647,140	2,812,702	1,262,587

Class C	2,430,862	2,735,768	2,674,151	627,873	253,196

Net Asset Value:
Class A (and redemption price)	$15.36	$12.73	$12.26	$11.48	$10.19

Class B *	$14.76	$12.87	$12.54	$11.65	$10.29

Class C *	$14.87	$12.89	$12.57	$11.63	$10.28

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$16.17	$13.40	$12.91	—	—

Class A (based on maximum sales charge of 4.50%)	—	—	—	$12.02	$10.67

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% (4.50% for the Conservative Portfolio and the Income Portfolio) and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

46       Smith Barney Allocation Series Inc. 2006 Annual Report

Statements of Operations (For the year ended January 31, 2006)

	High Growth Portfolio	Growth Portfolio	Balanced Portfolio	Conservative Portfolio	Income Portfolio
INVESTMENT INCOME:
Income distributions from Underlying Funds	$5,215,358	$11,149,372	$9,944,474	$4,287,482	$2,641,885
Interest	115,301	126,499	81,354	29,347	11,785
Dividends (Notes 1 and 9)	51,752	25,503	3,816	—	—
Less: Foreign taxes withheld	(6,812)	(3,394)	(572)	—	—

Total Investment Income	5,375,599	11,297,980	10,029,072	4,316,829	2,653,670

EXPENSES:
Transfer agent fees (Notes 2 and 4)	3,617,883	2,303,749	948,600	273,124	116,492
Distribution fees (Notes 2 and 4)	3,587,347	3,342,351	2,148,164	515,193	219,105
Investment management fee (Note 2)	1,367,002	1,233,400	779,026	239,421	106,945
Registration fees	81,637	44,954	36,532	17,021	36,720
Shareholder reports (Note 4)	78,317	67,951	23,004	9,417	3,778
Custody fees	30,199	26,926	18,352	13,620	12,390
Directors’ fees	26,118	23,716	16,278	7,242	6,434
Audit and tax	20,403	20,056	20,700	20,644	20,601
Legal fees	16,061	16,892	12,303	16,035	17,651
Miscellaneous expenses	4,504	6,311	4,003	8,030	9,638

Total Expenses	8,829,471	7,086,306	4,006,962	1,119,747	549,754
Less: Expense reimbursements (Note 2)	(1,544,916)	(416,213)	—	—	(36,550)

Net Expenses	7,284,555	6,670,093	4,006,962	1,119,747	513,204

Net Investment Income (Loss)	(1,908,956)	4,627,887	6,022,110	3,197,082	2,140,466

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SALE OF UNDERLYING FUNDS, CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions (Note 9)	(1,542,413)	(299,393)	1,214	—	—
Sale of Underlying Funds	(18,411,563)	(55,697,645)	(8,914,392)	(5,668,786)	(1,391,316)
Capital gain distributions from Underlying Funds	12,537,516	11,329,005	5,422,588	938,492	125,923
Foreign currency transactions (Note 9)	(63,804)	(27,003)	(29,586)	—	—

Net Realized Loss	(7,480,264)	(44,695,036)	(3,520,176)	(4,730,294)	(1,265,393)

Change in Net Unrealized Appreciation/Depreciation From:
Underlying Funds	81,057,755	86,359,393	13,499,089	5,033,771	344,466

Net Gain (Loss) on Investments and Foreign Currency Transactions	73,577,491	41,664,357	9,978,913	303,477	(920,927)

Increase in Net Assets From Operations	$71,668,535	$46,292,244	$16,001,023	$3,500,559	$1,219,539

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       47

Statements of Changes in Net Assets (For the years ended January 31,)

High Growth Portfolio	2006	2005
OPERATIONS:
Net investment loss	$(1,908,956)	$(2,464,408)
Net realized loss	(7,480,264)	(170,766)
Change in net unrealized appreciation/depreciation	81,057,755	26,504,543

Increase in Net Assets From Operations	71,668,535	23,869,369

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	95,239,664	105,396,526
Cost of shares repurchased	(157,660,999)	(144,853,054)
Value of shares issued in connection with the transfer of the Smith Barney Allocation Series Inc. — Global Portfolio’s net assets (Note 6)	—	28,632,738

Decrease in Net Assets From Fund Share Transactions	(62,421,335)	(10,823,790)

Increase in Net Assets	9,247,200	13,045,579
NET ASSETS:
Beginning of year	692,685,094	679,639,515

End of year	$701,932,294	$692,685,094

* Includes undistributed net investment income of:	—	—

See Notes to Financial Statements.

48       Smith Barney Allocation Series Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended January 31,) (continued)

Growth Portfolio	2006	2005
OPERATIONS:
Net investment income	$4,627,887	$5,064,046
Net realized loss	(44,695,036)	(14,765,237)
Change in net unrealized appreciation/depreciation	86,359,393	27,679,143

Increase in Net Assets From Operations	46,292,244	17,977,952

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(4,428,083)	(6,367,539)

Decrease in Net Assets From Distributions to Shareholders	(4,428,083)	(6,367,539)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	89,992,585	110,066,777
Reinvestment of distributions	4,370,386	6,288,223
Cost of shares repurchased	(159,790,973)	(163,008,177)

Decrease in Net Assets From Fund Share Transactions	(65,428,002)	(46,653,177)

Decrease in Net Assets	(23,563,841)	(35,042,764)
NET ASSETS:
Beginning of year	637,247,401	672,290,165

End of year*	$613,683,560	$637,247,401

* Includes undistributed net investment income of:	$208,825	$28,039

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       49

Statements of Changes in Net Assets (For the years ended January 31,) (continued)

Balanced Portfolio	2006	2005
OPERATIONS:
Net investment income	$6,022,110	$6,549,147
Net realized loss	(3,520,176)	(11,991,642)
Change in net unrealized appreciation/depreciation	13,499,089	17,622,440

Increase in Net Assets From Operations	16,001,023	12,179,945

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(5,798,183)	(6,278,254)

Decrease in Net Assets From Distributions to Shareholders	(5,798,183)	(6,278,254)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	60,382,268	88,235,320
Reinvestment of distributions	5,662,039	6,132,720
Cost of shares repurchased	(100,212,049)	(108,942,402)

Decrease in Net Assets From Fund Share Transactions	(34,167,742)	(14,574,362)

Decrease in Net Assets	(23,964,902)	(8,672,671)
NET ASSETS:
Beginning of year	401,951,784	410,624,455

End of year*	$377,986,882	$401,951,784

* Includes undistributed net investment income of:	$468,095	$270,893

See Notes to Financial Statements.

50       Smith Barney Allocation Series Inc. 2006 Annual Report

Statements of Changes in Net Assets (For the years ended January 31,) (continued)

Conservative Portfolio	2006	2005
OPERATIONS:
Net investment income	$3,197,082	$3,400,932
Net realized loss	(4,730,294)	(224,716)
Change in net unrealized appreciation/depreciation	5,033,771	871,854
Unrealized appreciation on investments not meeting investment guidelines	—	329,826

Increase in Net Assets From Operations	3,500,559	4,377,896

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,207,597)	(3,192,873)

Decrease in Net Assets From Distributions to Shareholders	(3,207,597)	(3,192,873)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	26,577,113	37,534,639
Reinvestment of distributions	3,115,766	3,102,359
Cost of shares repurchased	(35,045,522)	(37,719,525)

Increase (Decrease) in Net Assets From Fund Share Transactions	(5,352,643)	2,917,473

Increase (Decrease) in Net Assets	(5,059,681)	4,102,496
NET ASSETS:
Beginning of year	121,009,005	116,906,509

End of year*	$115,949,324	$121,009,005

* Includes undistributed net investment income of:	$197,544	$208,059

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       51

Statements of Changes in Net Assets (For the years ended January 31,) (continued)

Income Portfolio	2006	2005
OPERATIONS:
Net investment income	$2,140,466	$1,958,314
Net realized loss	(1,265,393)	(284,268)
Change in net unrealized appreciation/depreciation	344,466	374,119

Increase in Net Assets From Operations	1,219,539	2,048,165

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,067,884)	(1,923,558)

Decrease in Net Assets From Distributions to Shareholders	(2,067,884)	(1,923,558)

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	14,032,694	14,343,836
Reinvestment of distributions	1,931,952	1,799,644
Cost of shares repurchased	(15,010,430)	(15,414,112)

Increase in Net Assets From Fund Share Transactions	954,216	729,368

Increase in Net Assets	105,871	853,975
NET ASSETS:
Beginning of year	52,480,342	51,626,367

End of year*	$52,586,213	$52,480,342

* Includes undistributed net investment income of:	$96,050	$23,468

See Notes to Financial Statements.

52       Smith Barney Allocation Series Inc. 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class A Shares(1)

High Growth Portfolio	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.80		$13.31	$9.22	$12.12	$15.11

Income (Loss) From Operations:
Net investment income (loss)(2)	(0.00	)(3)	(0.01)	0.00 (3)	(0.01)	0.04
Net realized and unrealized gain (loss)	1.56		0.50	4.09	(2.89)	(2.46)

Total Income (Loss) From Operations	1.56		0.49	4.09	(2.90)	(2.42)

Less Distributions From:
Net investment income	—		—	—	—	(0.00	)(3)
Net realized gains	—		—	—	—	(0.57)

Total Distributions	—		—	—	—	(0.57)

Net Asset Value, End of Year	$15.36		$13.80	$13.31	$9.22	$12.12

Total Return(4)	11.30%		3.68%	44.36%	(23.93)%	(16.25)%

Net Assets, End of Year (000s)	$464,856		$415,122	$358,644	$258,430	$366,092

Ratios to Average Net Assets:
Gross expenses(5)	1.03%		1.00%	1.15%	1.35%	0.88%
Net expenses(5)(6)(7)	0.80		0.79	0.80	0.80	0.71
Net investment income (loss)	(0.01)		(0.04)	0.04	(0.07)	0.33

Portfolio Turnover Rate	47%		4%	4%	0%	5%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income (loss) per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	Does not include expenses of the Underlying Funds in which the Fund invests.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A will not exceed 0.80%.

(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       53

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class B Shares(1)

High Growth Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.36	$12.99	$9.06	$12.01	$15.08

Income (Loss) From Operations:
Net investment loss(2)	(0.11)	(0.10)	(0.08)	(0.09)	(0.05)
Net realized and unrealized gain (loss)	1.51	0.47	4.01	(2.86)	(2.45)

Total Income (Loss) From Operations	1.40	0.37	3.93	(2.95)	(2.50)

Less Distributions From:
Net realized gains	—	—	—	—	(0.57)

Total Distributions	—	—	—	—	(0.57)

Net Asset Value, End of Year	$14.76	$13.36	$12.99	$9.06	$12.01

Total Return(3)	10.48%	2.85%	43.38%	(24.56)%	(16.83)%

Net Assets, End of Year (000s)	$200,934	$234,734	$278,172	$206,591	$293,784

Ratios to Average Net Assets:
Gross expenses(4)	1.81%	1.79%	1.82%	2.01%	1.62%
Net expenses(4)(5)(6)	1.55	1.54	1.55	1.55	1.46
Net investment loss	(0.78)	(0.82)	(0.71)	(0.82)	(0.42)

Portfolio Turnover Rate	47%	4%	4%	0%	5%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment loss per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Does not include expenses of the Underlying Funds in which the Fund invests.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B will not exceed 1.55%.

(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

54       Smith Barney Allocation Series Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class C Shares(1)

High Growth Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$13.44	$13.04	$9.08	$12.01	$15.09

Income (Loss) From Operations:
Net investment loss(2)	(0.08)	(0.08)	(0.05)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	1.51	0.48	4.01	(2.85)	(2.46)

Total Income (Loss) From Operations	1.43	0.40	3.96	(2.93)	(2.51)

Less Distributions From:
Net realized gains	—	—	—	—	(0.57)

Total Distributions	—	—	—	—	(0.57)

Net Asset Value, End of Year	$14.87	$13.44	$13.04	$9.08	$12.01

Total Return(3)	10.64%	3.07%	43.61%	(24.40)%	(16.88)%

Net Assets, End of Year (000s)	$36,142	$42,829	$42,824	$31,232	$43,455

Ratios to Average Net Assets:
Gross expenses(4)	1.39%	1.38%	1.30%	1.47%	1.44%
Net expenses(4)(5)	1.39	1.36 (6)	1.30	1.47	1.44
Net investment loss	(0.61)	(0.63)	(0.46)	(0.75)	(0.40)

Portfolio Turnover Rate	47%	4%	4%	0%	5%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment loss per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Does not include expenses of the Underlying Funds in which the Fund invests.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C will not exceed 1.55%.

(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       55

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class A Shares(1)

Growth Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$11.89	$11.66	$8.75	$10.89	$13.64

Income (Loss) From Operations:
Net investment income(2)	0.13	0.13	0.13	0.13	0.22
Net realized and unrealized gain (loss)	0.84	0.27	2.90	(2.12)	(2.04)

Total Income (Loss) From Operations	0.97	0.40	3.03	(1.99)	(1.82)

Less Distributions From:
Net investment income	(0.13)	(0.17)	(0.12)	(0.13)	(0.24)
Net realized gains	—	—	—	(0.02)	(0.69)

Total Distributions	(0.13)	(0.17)	(0.12)	(0.15)	(0.93)

Net Asset Value, End of Year	$12.73	$11.89	$11.66	$8.75	$10.89

Total Return(3)	8.14%	3.40%	34.67%	(18.32)%	(13.56)%

Net Assets, End of Year (000s)	$393,641	$363,251	$321,089	$256,146	$354,879

Ratios to Average Net Assets:
Gross expenses(4)	0.86%	0.87%	0.93%	1.03%	0.76%
Net expenses(4)(5)	0.80 (6)	0.78 (6)	0.80 (6)	0.80 (6)	0.76
Net investment income	1.04	1.16	1.27	1.30	1.81

Portfolio Turnover Rate	50%	5%	0%	1%	6%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Does not include expenses of the Underlying Funds in which the Fund invests.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A will not exceed 0.80%.

(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

56       Smith Barney Allocation Series Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class B Shares(1)

Growth Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.02	$11.77	$8.82	$10.98	$13.74

Income (Loss) From Operations:
Net investment income(2)	0.03	0.04	0.05	0.05	0.13
Net realized and unrealized gain (loss)	0.85	0.26	2.93	(2.13)	(2.05)

Total Income (Loss) From Operations	0.88	0.30	2.98	(2.08)	(1.92)

Less Distributions From:
Net investment income	(0.03)	(0.05)	(0.03)	(0.06)	(0.15)
Net realized gains	—	—	—	(0.02)	(0.69)

Total Distributions	(0.03)	(0.05)	(0.03)	(0.08)	(0.84)

Net Asset Value, End of Year	$12.87	$12.02	$11.77	$8.82	$10.98

Total Return(3)	7.32%	2.58%	33.81%	(18.98)%	(14.17)%

Net Assets, End of Year (000s)	$184,791	$230,727	$306,251	$252,783	$353,777

Ratios to Average Net Assets:
Gross expenses(4)	1.65%	1.63%	1.60%	1.69%	1.49%
Net expenses(4)(5)	1.55 (6)	1.54 (6)	1.55 (6)	1.55 (6)	1.49
Net investment income	0.27	0.36	0.52	0.55	1.08

Portfolio Turnover Rate	50%	5%	0%	1%	6%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Does not include expenses of the Underlying Funds in which the Fund invests.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B will not exceed 1.55%.

(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       57

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class C Shares(1)

Growth Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$12.03	$11.78	$8.83	$11.00	$13.74

Income (Loss) From Operations:
Net investment income(2)	0.05	0.06	0.07	0.06	0.14
Net realized and unrealized gain (loss)	0.86	0.27	2.93	(2.15)	(2.04)

Total Income (Loss) From Operations	0.91	0.33	3.00	(2.09)	(1.90)

Less Distributions From:
Net investment income	(0.05)	(0.08)	(0.05)	(0.06)	(0.15)
Net realized gains	—	—	—	(0.02)	(0.69)

Total Distributions	(0.05)	(0.08)	(0.05)	(0.08)	(0.84)

Net Asset Value, End of Year	$12.89	$12.03	$11.78	$8.83	$11.00

Total Return(3)	7.54%	2.79%	33.99%	(19.03)%	(14.01)%

Net Assets, End of Year (000s)	$35,251	$43,269	$44,950	$33,933	$46,933

Ratios to Average Net Assets:
Gross expenses(4)	1.38%	1.38%	1.38%	1.54%	1.41%
Net expenses(4)(5)	1.38	1.37 (6)	1.38	1.54	1.41
Net investment income	0.45	0.55	0.70	0.57	1.17

Portfolio Turnover Rate	50%	5%	0%	1%	6%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Does not include expenses of the Underlying Funds in which the Fund invests.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C will not exceed 1.55%.

(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

58       Smith Barney Allocation Series Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class A Shares(1)

Balanced Portfolio	2006	2005	2004		2003	2002
Net Asset Value, Beginning of Year	$11.95	$11.77	$9.86		$10.93	$12.38

Income (Loss) From Operations:
Net investment income(2)	0.22	0.24	0.26		0.22	0.41
Net realized and unrealized gain (loss)	0.31	0.17	1.91		(0.99)	(0.98)

Total Income (Loss) From Operations	0.53	0.41	2.17		(0.77)	(0.57)

Less Distributions From:
Net investment income	(0.22)	(0.23)	(0.26)		(0.24)	(0.49)
Net realized gains	—	—	—		—	(0.39)
Return of capital	—	—	(0.00	)(3)	(0.06)	—

Total Distributions	(0.22)	(0.23)	(0.26)		(0.30)	(0.88)

Net Asset Value, End of Year	$12.26	$11.95	$11.77		$9.86	$10.93

Total Return(4)	4.49%	3.51%	22.32%		(7.12)%	(4.58)%

Net Assets, End of Year (000s)	$235,924	$226,769	$195,214		$164,473	$204,437

Ratios to Average Net Assets:
Gross expenses(5)	0.73%	0.73%	0.76%		0.81%	0.67%
Net expenses(5)(6)	0.73	0.72 (7)	0.76		0.80 (7)	0.67
Net investment income	1.86	2.02	2.40		2.12	3.52

Portfolio Turnover Rate	45%	16%	1%		1%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	Does not include expenses of the Underlying Funds in which the Fund invests.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A will not exceed 0.80%.

(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       59

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class B Shares(1)

Balanced Portfolio	2006	2005	2004		2003	2002
Net Asset Value, Beginning of Year	$12.21	$12.03	$10.08		$11.17	$12.55

Income (Loss) From Operations:
Net investment income(2)	0.13	0.14	0.18		0.15	0.33
Net realized and unrealized gain (loss)	0.32	0.18	1.95		(1.02)	(0.99)

Total Income (Loss) From Operations	0.45	0.32	2.13		(0.87)	(0.66)

Less Distributions From:
Net investment income	(0.12)	(0.14)	(0.18)		(0.16)	(0.33)
Net realized gains	—	—	—		—	(0.39)
Return of capital	—	—	(0.00	)(3)	(0.06)	—

Total Distributions	(0.12)	(0.14)	(0.18)		(0.22)	(0.72)

Net Asset Value, End of Year	$12.54	$12.21	$12.03		$10.08	$11.17

Total Return(4)	3.71%	2.64%	21.39%		(7.79)%	(5.29)%

Net Assets, End of Year (000s)	$108,455	$135,612	$176,633		$160,381	$199,381

Ratios to Average Net Assets:
Gross expenses(5)	1.52%	1.52%	1.53%		1.52%	1.42%
Net expenses(5)(6)	1.52	1.51 (7)	1.53		1.52	1.42
Net investment income	1.03	1.19	1.63		1.40	2.77

Portfolio Turnover Rate	45%	16%	1%		1%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	Does not include expenses of the Underlying Funds in which the Fund invests.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B will not exceed 1.55%.

(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

60       Smith Barney Allocation Series Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class C Shares(1)

Balanced Portfolio	2006	2005	2004		2003	2002
Net Asset Value, Beginning of Year	$12.23	$12.05	$10.09		$11.17	$12.55

Income (Loss) From Operations:
Net investment income(2)	0.15	0.16	0.19		0.16	0.33
Net realized and unrealized gain (loss)	0.33	0.17	1.96		(1.02)	(0.99)

Total Income (Loss) From Operations	0.48	0.33	2.15		(0.86)	(0.66)

Less Distributions From:
Net investment income	(0.14)	(0.15)	(0.19)		(0.16)	(0.33)
Net realized gains	—	—	—		—	(0.39)
Return of capital	—	—	(0.00	)(3)	(0.06)	—

Total Distributions	(0.14)	(0.15)	(0.19)		(0.22)	(0.72)

Net Asset Value, End of Year	$12.57	$12.23	$12.05		$10.09	$11.17

Total Return(4)	3.93%	2.74%	21.53%		(7.71)%	(5.28)%

Net Assets, End of Year (000s)	$33,608	$39,570	$38,777		$28,972	$32,525

Ratios to Average Net Assets:
Gross expenses(5)	1.36%	1.41%	1.48%		1.43%	1.37%
Net expenses(5)(6)	1.36	1.40 (7)	1.48		1.43	1.37
Net investment income	1.21	1.32	1.69		1.51	2.82

Portfolio Turnover Rate	45%	16%	1%		1%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Amount represents less than $0.01 per share.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	Does not include expenses of the Underlying Funds in which the Fund invests.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C will not exceed 1.55%.

(7)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       61

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class A Shares(1)

Conservative Portfolio	2006	2005		2004		2003		2002
Net Asset Value, Beginning of Year	$11.46	$11.35		$9.94		$10.59		$11.51

Income (Loss) From Operations:
Net investment income(2)	0.33	0.35		0.36		0.32		0.53
Net realized and unrealized gain (loss)	0.02	0.09	(3)	1.42		(0.55)		(0.81)

Total Income (Loss) From Operations	0.35	0.44		1.78		(0.23)		(0.28)

Less Distributions From:
Net investment income	(0.33)	(0.33)		(0.37)		(0.34)		(0.61)
Net realized gains	—	—		—		(0.00	)(4)	(0.03)
Return of capital	—	—		(0.00	)(4)	(0.08)		—

Total Distributions	(0.33)	(0.33)		(0.37)		(0.42)		(0.64)

Net Asset Value, End of Year	$11.48	$11.46		$11.35		$9.94		$10.59

Total Return(5)	3.13%	3.98	%(3)	18.28%		(2.18)%		(2.33)%

Net Assets, End of Year (000s)	$75,890	$72,141		$60,332		$51,769		$58,176

Ratios to Average Net Assets:
Gross expenses(6)	0.75%	0.73%		0.74%		0.77%		0.70%
Net expenses(6)(7)	0.75	0.72	(8)	0.74		0.77		0.70
Net investment income	2.87	3.13		3.40		3.12		4.84

Portfolio Turnover Rate	56%	17%		7%		2%		1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Includes unrealized gain on investments not meeting the Fund’s investment guidelines. Excluding this item net realized and unrealized gain per share and total return would have been $0.06 and 3.71%, respectively.

(4)	Amount represents less than $0.01 per share.

(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(6)	Does not include expenses of the Underlying Funds in which the Fund invests.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A will not exceed 0.80%.

(8)	The investment manager has voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

62       Smith Barney Allocation Series Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class B Shares(1)

Conservative Portfolio	2006	2005		2004		2003		2002
Net Asset Value, Beginning of Year	$11.62	$11.50		$10.08		$10.72		$11.60

Income (Loss) From Operations:
Net investment income(2)	0.27	0.29		0.31		0.27		0.48
Net realized and unrealized gain (loss)	0.03	0.10	(3)	1.43		(0.55)		(0.82)

Total Income (Loss) From Operations	0.30	0.39		1.74		(0.28)		(0.34)

Less Distributions From:
Net investment income	(0.27)	(0.27)		(0.32)		(0.28)		(0.51)
Net realized gains	—	—		—		(0.00	)(4)	(0.03)
Return of capital	—	—		(0.00	)(4)	(0.08)		—

Total Distributions	(0.27)	(0.27)		(0.32)		(0.36)		(0.54)

Net Asset Value, End of Year	$11.65	$11.62		$11.50		$10.08		$10.72

Total Return(5)	2.62%	3.47	%(3)	17.53%		(2.57)%		(2.84)%

Net Assets, End of Year (000s)	$32,756	$39,253		$47,401		$42,027		$45,937

Ratios to Average Net Assets:
Gross expenses(6)	1.28%	1.27%		1.27%		1.29%		1.21%
Net expenses(6)(7)	1.28	1.26	(8)	1.27		1.29		1.21
Net investment income	2.31	2.54		2.88		2.61		4.33

Portfolio Turnover Rate	56%	17%		7%		2%		1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Includes unrealized gain on investments not meeting the Fund’s investment guidelines. Excluding this item net realized and unrealized gain per share and total return would have been $0.07 and 3.11%, respectively.

(4)	Amount represents less than $0.01 per share.

(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(6)	Does not include expenses of the Underlying Funds in which the Fund invests.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B will not exceed 1.30%.

(8)	The investment manager has voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       63

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class C Shares(1)

Conservative Portfolio	2006	2005		2004		2003		2002
Net Asset Value, Beginning of Year	$11.59	$11.48		$10.06		$10.71		$11.59

Income (Loss) From Operations:
Net investment income(2)	0.28	0.30		0.31		0.28		0.49
Net realized and unrealized gain (loss)	0.04	0.09	(3)	1.44		(0.56)		(0.82)

Total Income (Loss) From Operations	0.32	0.39		1.75		(0.28)		(0.33)

Less Distributions From:
Net investment income	(0.28)	(0.28)		(0.33)		(0.29)		(0.52)
Net realized gains	—	—		—		(0.00	)(4)	(0.03)
Return of capital	—	—		(0.00	)(4)	(0.08)		—

Total Distributions	(0.28)	(0.28)		(0.33)		(0.37)		(0.55)

Net Asset Value, End of Year	$11.63	$11.59		$11.48		$10.06		$10.71

Total Return(5)	2.77%	3.42	%(3)	17.65%		(2.58)%		(2.76)%

Net Assets, End of Year (000s)	$7,303	$9,615		$9,174		$7,472		$7,105

Ratios to Average Net Assets:
Gross expenses(6)	1.16%	1.22%		1.34%		1.23%		1.14%
Net expenses(6)(7)	1.16	1.22	(8)	1.25	(8)	1.23		1.14
Net investment income	2.42	2.61		2.89		2.69		4.41

Portfolio Turnover Rate	56%	17%		7%		2%		1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Includes unrealized gain on investments not meeting the Fund’s investment guidelines. Excluding this item net realized and unrealized gain per share and total return would have been $0.06 and 3.16%, respectively.

(4)	Amount represents less than $0.01 per share.

(5)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(6)	Does not include expenses of the Underlying Funds in which the Fund invests.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C will not exceed 1.25%.

(8)	The investment manager has voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

64       Smith Barney Allocation Series Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class A Shares(1)

Income Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.36	$10.34	$9.59	$9.95	$10.65

Income (Loss) From Operations:
Net investment income(2)	0.43	0.41	0.43	0.42	0.63
Net realized and unrealized gain (loss)	(0.19)	0.02	0.79	(0.24)	(0.72)

Total Income (Loss) From Operations	0.24	0.43	1.22	0.18	(0.09)

Less Distributions From:
Net investment income	(0.41)	(0.41)	(0.43)	(0.46)	(0.61)
Return of capital	—	—	(0.04)	(0.08)	—

Total Distributions	(0.41)	(0.41)	(0.47)	(0.54)	(0.61)

Net Asset Value, End of Year	$10.19	$10.36	$10.34	$9.59	$9.95

Total Return(3)	2.42%	4.26%	13.02%	2.00%	(0.80)%

Net Assets, End of Year (000s)	$36,992	$33,291	$27,538	$22,612	$23,640

Ratios to Average Net Assets:
Gross expenses(4)	0.82%	0.80%	0.77%	0.82%	0.74%
Net expenses(4)(5)	0.80 (6)	0.79 (6)	0.77	0.80 (6)	0.74
Net investment income	4.18	4.04	4.34	4.36	6.14

Portfolio Turnover Rate	42%	3%	4%	5%	3%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Does not include expenses of the Underlying Funds in which the Fund invests.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A will not exceed 0.80%.

(6)	The investment manager has voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       65

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class B Shares(1)

Income Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.45	$10.42	$9.66	$10.02	$10.72

Income (Loss) From Operations:
Net investment income(2)	0.38	0.36	0.38	0.37	0.58
Net realized and unrealized gain (loss)	(0.18)	0.02	0.80	(0.24)	(0.73)

Total Income (Loss) From Operations	0.20	0.38	1.18	0.13	(0.15)

Less Distributions From:
Net investment income	(0.36)	(0.35)	(0.38)	(0.41)	(0.55)
Return of capital	—	—	(0.04)	(0.08)	—

Total Distributions	(0.36)	(0.35)	(0.42)	(0.49)	(0.55)

Net Asset Value, End of Year	$10.29	$10.45	$10.42	$9.66	$10.02

Total Return(3)	1.97%	3.76%	12.43%	1.44%	(1.35)%

Net Assets, End of Year (000s)	$12,992	$15,982	$20,863	$19,320	$21,210

Ratios to Average Net Assets:
Gross expenses(4)	1.44%	1.36%	1.32%	1.37%	1.26%
Net expenses(4)(5)	1.30 (6)	1.29 (6)	1.30 (6)	1.30 (6)	1.26
Net investment income	3.63	3.49	3.80	3.85	5.62

Portfolio Turnover Rate	42%	3%	4%	5%	3%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Does not include expenses of the Underlying Funds in which the Fund invests.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B will not exceed 1.30%.

(6)	The investment manager has voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

66       Smith Barney Allocation Series Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class C Shares(1)

Income Portfolio	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$10.44	$10.41	$9.65	$10.01	$10.71

Income (Loss) From Operations:
Net investment income(2)	0.38	0.37	0.38	0.38	0.58
Net realized and unrealized gain (loss)	(0.17)	0.02	0.80	(0.24)	(0.72)

Total Income (Loss) From Operations	0.21	0.39	1.18	0.14	(0.14)

Less Distributions From:
Net investment income	(0.37)	(0.36)	(0.38)	(0.42)	(0.56)
Return of capital	—	—	(0.04)	(0.08)	—

Total Distributions	(0.37)	(0.36)	(0.42)	(0.50)	(0.56)

Net Asset Value, End of Year	$10.28	$10.44	$10.41	$9.65	$10.01

Total Return(3)	2.03%	3.81%	12.49%	1.49%	(1.29)%

Net Assets, End of Year (000s)	$2,602	$3,207	$3,225	$2,844	$2,882

Ratios to Average Net Assets:
Gross expenses(4)	1.50%	1.46%	1.51%	1.62%	1.29%
Net expenses(4)(5)(6)	1.25	1.24	1.25	1.25	1.25
Net investment income	3.69	3.56	3.84	3.93	5.65

Portfolio Turnover Rate	42%	3%	4%	5%	3%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Does not include expenses of the Underlying Funds in which the Fund invests.

(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C will not exceed 1.25%.

(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

See Notes to Financial Statements.

Smith Barney Allocation Series Inc. 2006 Annual Report       67

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

High Growth, Growth, Balanced, Conservative and Income Portfolios (the “Funds”) are separate investment funds of the Smith Barney Allocation Series Inc. (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, open-end management investment company. The Funds invest in other mutual funds (“Underlying Funds”) managed by Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). The financial statements and financial highlights for the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Net investment income distributions and short-term capital gain distributions from the Underlying Funds are recorded on the ex-dividend date as investment income. Long-term capital gain distributions from Underlying Funds are recorded on the ex-dividend date as realized gains. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(d) Distributions to Shareholders. The Balanced and Conservative Portfolios distribute net investment income quarterly and capital gains, if any, at least annually. The Income Portfolio distributes net investment income monthly and capital gains, if any, at least annually. In addition, the High Growth and Growth Portfolios distribute net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on

68       Smith Barney Allocation Series Inc. 2006 Annual Report

Notes to Financial Statements (continued)

the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, Conservative Portfolio and Income Portfolio did not have any reclassifications. During the current year, the following reclassifications have been made:

Fund			Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
High Growth Portfolio	(a	)	$1,958,481	—	$(1,958,481)
	(b	)	(49,525)	$49,525	—

Growth Portfolio	(b	)	(19,018)	19,018	—

Balanced Portfolio	(b	)	(26,725)	26,725	—

(a)	Reclassifications are primarily due to a tax net operating loss.
(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of passive foreign investment companies.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason. As a result, the Funds’ investment manager, SBFM (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Funds’ existing investment management contract to terminate. The shareholders of the Balanced, Conservative and Income Portfolios approved a new investment management contract between each Fund and the Manager, which became effective on December 1, 2005. The shareholders of the High Growth and Growth Portfolios approved a new investment management contract between each Fund and the Manager, which became effective on December 19, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, each Fund paid the Manager a fee calculated at an annual rate of 0.20% of each respective Fund’s average daily net assets.

Under the new Investment Management agreements each Fund pays the Manager a management fee calculated at an annual rate of 0.20% of each respective Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Allocation Series Inc. 2006 Annual Report       69

Notes to Financial Statements (continued)

In addition, the Funds indirectly paid management and administration fees to the Manager, as a shareholder in the Underlying Funds. These management and administration fees combined, ranged from 0.45% to 0.95% of the average daily net assets of the Underlying Funds.

During the year ended January 31, 2006, the High Growth, Growth and Balanced Portfolios’ Class A, B and C shares had voluntary expense limitations in place of 0.80%, 1.55% and 1.55%, respectively, of the average daily net assets of each class. During the year ended January 31, 2006, the Conservative and Income Portfolios’ Class A, B and C shares had voluntary expense limitations in place of 0.80%, 1.30% and 1.25%, respectively, of the average daily net assets of each class. As a result of these expense limitations the Manager reimbursed expenses of $1,544,916, $416,213 and $36,550 for the High Growth, Growth and Income Portfolios, respectively. These expense limitations can be terminated at any time by the Manager.

The Funds’ Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Funds, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Funds’ transfer agent. Also, prior to January 1, 2006 PFPC and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, acted as the Funds’ sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the period ended January 31, 2006, the High Growth, Growth, Balanced, Conservative and Income Portfolios paid transfer agent fees of $2,206,305, $1,446,536, $602,104, $153,916 and $63,684, respectively, to CTB. In addition, for the year ended January 31, 2006, the High Growth, Growth, Balanced, Conservative and Income Portfolios also paid $7,817, $10,740, $13,710, $10,106, $5,693, respectively to other Citigroup affiliates for shareholder record keeping services.

The Funds’ Board has appointed the Funds’ current distributor, Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Funds. The Funds’ Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Funds’ shares available to their clients. Additional Service Agents may offer Fund shares in the future.

For High Growth, Growth and Balanced Portfolios, there is a maximum initial sales charge of 5.00% for Class A shares. For Conservative and Income Portfolios, there is a maximum initial sales charge of 4.50% for Class A shares. The High Growth, Growth and Balanced Portfolios have a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. The Conservative and Income Portfolios have a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate for High Growth and Balanced Portfolios and $500,000 in the aggregate for Conservative and Income Portfolios. These purchases do not incur an initial sales charge.

70       Smith Barney Allocation Series Inc. 2006 Annual Report

Notes to Financial Statements (continued)

For the year ended January 31, 2006, CGM and its affiliates received sales charges on sales of the Funds’ Class A shares. In addition, for the year ended January 31, 2006, CDSCs paid to CGM and its affiliates were approximately:

	Sales Charges	CDSCs
Fund	Class A	Class B	Class C
High Growth Portfolio	$1,005,000	$253,000	$3,000
Growth Portfolio	747,000	232,000	4,000
Balanced Portfolio	589,000	139,000	3,000
Conservative Portfolio	225,000	61,000	2,000
Income Portfolio	66,000	20,000	1,000

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended January 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Fund	Purchases	Sales
High Growth Portfolio	$318,363,366	$354,213,819
Growth Portfolio	307,611,911	355,035,383
Balanced Portfolio	175,966,631	202,345,643
Conservative Portfolio	67,285,794	70,890,246
Income Portfolio	23,345,949	22,089,980

At January 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
High Growth Portfolio	$168,091,118	$(1,158,963)	$166,932,155
Growth Portfolio	87,895,304	(2,921,547)	84,973,757
Balanced Portfolio	28,892,137	(2,460,022)	26,432,115
Conservative Portfolio	4,377,006	(1,375,269)	3,001,737
Income Portfolio	725,834	(5,067,680)	(4,341,846)

4.	Class Specific Expenses

The Funds have adopted a Rule 12b-1 distribution plan and under that plan the Funds pay a service fee with respect to their Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the High Growth, Growth and Balanced Portfolios each pay a distribution fee with respect to their Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. The Conservative and Income Portfolios each pay a distribution fee with respect to their Class B and C shares calculated at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets of each class. Distribution fees are accrued daily and paid monthly.

Smith Barney Allocation Series Inc. 2006 Annual Report       71

Notes to Financial Statements (continued)

For the year ended January 31, 2006, distribution fees were as follows:

	Distribution Fees
Fund	Class A	Class B	Class C	Total
High Growth Portfolio	$1,082,554	$2,120,364	$384,429	$3,587,347
Growth Portfolio	941,551	2,019,264	381,536	3,342,351
Balanced Portfolio	582,323	1,196,451	369,390	2,148,164
Conservative Portfolio	189,159	265,607	60,427	515,193
Income Portfolio	90,226	108,088	20,791	219,105

For the year ended January 31, 2006, total transfer agent fees were as follows:

	Transfer Agent Fees
Fund	Class A	Class B	Class C	Total
High Growth Portfolio	$2,346,665	$1,212,142	$59,076	$3,617,883
Growth Portfolio	1,404,102	843,344	56,303	2,303,749
Balanced Portfolio	560,151	343,958	44,491	948,600
Conservative Portfolio	166,045	91,945	15,134	273,124
Income Portfolio	61,455	43,414	11,623	116,492

For the year ended January 31, 2006, total shareholder reports expenses were as follows:

	Shareholder Reports Expenses
Fund	Class A	Class B	Class C	Total
High Growth Portfolio	$53,329	$21,462	$3,526	$78,317
Growth Portfolio	43,752	19,541	4,658	67,951
Balanced Portfolio	15,292	4,563	3,149	23,004
Conservative Portfolio	6,181	2,003	1,233	9,417
Income Portfolio	2,984	407	387	3,778

5.	Distributions to Shareholders by Class

GROWTH PORTFOLIO:	Year Ended January 31, 2006	Year Ended January 31, 2005
Net Investment Income
Class A	$3,870,998	$4,989,988
Class B	426,365	1,089,428
Class C	130,720	288,123

Total	$4,428,083	$6,367,539

BALANCED PORTFOLIO:
Net Investment Income
Class A	$4,274,344	$4,086,822
Class B	1,124,869	1,712,414
Class C	398,970	479,018

Total	$5,798,183	$6,278,254

CONSERVATIVE PORTFOLIO:
Net Investment Income
Class A	$2,191,470	$1,964,779
Class B	813,477	1,007,860
Class C	202,650	220,234

Total	$3,207,597	$3,192,873

72       Smith Barney Allocation Series Inc. 2006 Annual Report

Notes to Financial Statements (continued)

INCOME PORTFOLIO:	Year Ended January 31, 2006	Year Ended January 31, 2005
Net Investment Income
Class A	$1,463,646	$1,207,190
Class B	499,304	605,855
Class C	104,934	110,513

Total	$2,067,884	$1,923,558

6.	Transfer of Net Assets

On July 23, 2004, the Smith Barney Allocation Series Inc. — High Growth Portfolio (“High Growth Portfolio”) acquired the assets and certain liabilities of Smith Barney Allocation Series Inc. — Global Portfolio (“Global Portfolio”) pursuant to a plan of reorganization approved by Global Portfolio shareholders on July 14, 2004. Total shares issued by High Growth Portfolio, the total net assets of the Global Portfolio and total net assets of High Growth Portfolio on the date of the transfer were as follows:

Acquired Portfolio	Shares Issued by High Growth Portfolio	Total Net Assets of Global Portfolio	Total Net Assets of High Growth Portfolio
Global Portfolio	2,349,131	$28,632,738	$615,807,499

The total net assets of the Global Portfolio before acquisition included unrealized depreciation of $1,673,310, accumulated net realized loss of $5,120,319 and undistributed net investment loss of $165,805. Total net assets of the High Growth Portfolio immediately after the transfer were $644,440,237. This transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

7.	Capital Shares

At January 31, 2006, the Company had 6.1 billion shares of capital stock authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Funds and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Transactions in shares of each class within each Fund were as follows:

	Year Ended January 31, 2006		Year Ended January 31, 2005
HIGH GROWTH PORTFOLIO	Shares	Amount	Shares	Amount
Class A
Shares sold	5,248,388	$74,505,377	6,057,507	$79,670,404
Shares issued in connection with the transfer of the Smith Barney Allocation Series Inc. — Global Portfolio	—	—	1,339,237	16,525,525
Shares repurchased	(5,068,059)	(72,323,207)	(4,254,236)	(55,833,894)

Net Increase	180,329	$2,182,170	3,142,508	$40,362,035

Class B
Shares sold	1,186,935	$16,253,626	1,529,385	$19,531,740
Shares issued in connection with the transfer of the Smith Barney Allocation Series Inc. — Global Portfolio	—	—	937,963	11,240,780
Shares repurchased	(5,143,614)	(70,460,643)	(6,317,823)	(80,683,120)

Net Decrease	(3,956,679)	$(54,207,017)	(3,850,475)	$(49,910,600)

Class C†
Shares sold	325,626	$4,480,661	482,960	$6,194,382
Shares issued in connection with the transfer of the Smith Barney Allocation Series Inc. — Global Portfolio	—	—	71,931	866,433
Shares repurchased	(1,082,479)	(14,877,149)	(652,053)	(8,336,040)

Net Decrease	(756,853)	$(10,396,488)	(97,162)	$(1,275,225)

†	On April 29, 2004, Class L shares were renamed Class C shares.

Smith Barney Allocation Series Inc. 2006 Annual Report       73

Notes to Financial Statements (continued)

	Year Ended January 31, 2006		Year Ended January 31, 2005
GROWTH PORTFOLIO	Shares	Amount	Shares	Amount
Class A
Shares sold	5,870,025	$71,128,014	7,407,741	$85,287,924
Shares issued on reinvestment	306,265	3,824,850	414,831	4,936,829
Shares repurchased	(5,809,347)	(70,760,809)	(4,799,755)	(55,324,914)

Net Increase	366,943	$4,192,055	3,022,817	$34,899,839

Class B
Shares sold	1,182,497	$14,451,843	1,617,086	$18,781,778
Shares issued on reinvestment	33,338	421,387	89,926	1,074,523
Shares repurchased	(6,057,535)	(73,962,949)	(8,536,261)	(98,877,606)

Net Decrease	(4,841,700)	$(59,089,719)	(6,829,249)	$(79,021,305)

Class C†
Shares sold	360,623	$4,412,728	515,228	$5,997,075
Shares issued on reinvestment	9,814	124,149	23,060	276,871
Shares repurchased	(1,232,178)	(15,067,215)	(756,378)	(8,805,657)

Net Decrease	(861,741)	$(10,530,338)	(218,090)	$(2,531,711)

BALANCED PORTFOLIO
Class A
Shares sold	3,916,570	$47,087,090	5,773,993	$67,246,800
Shares issued on reinvestment	348,982	4,199,604	342,585	4,022,991
Shares repurchased	(4,011,685)	(48,321,902)	(3,719,978)	(43,347,882)

Net Increase	253,867	$2,964,792	2,396,600	$27,921,909

Class B
Shares sold	751,673	$9,220,098	1,172,502	$13,929,256
Shares issued on reinvestment	89,582	1,104,835	139,649	1,676,831
Shares repurchased	(3,300,990)	(40,546,402)	(4,890,234)	(58,294,684)

Net Decrease	(2,459,735)	$(30,221,469)	(3,578,083)	$(42,688,597)

Class C†
Shares sold	331,176	$4,075,080	593,656	$7,059,264
Shares issued on reinvestment	28,956	357,600	35,954	432,898
Shares repurchased	(921,181)	(11,343,745)	(613,525)	(7,299,836)

Net Increase (Decrease)	(561,049)	$(6,911,065)	16,085	$192,326

CONSERVATIVE PORTFOLIO
Class A
Shares sold	1,786,564	$20,354,047	2,540,350	$28,555,608
Shares issued on reinvestment	188,642	2,143,596	171,421	1,929,768
Shares repurchased	(1,661,473)	(18,976,907)	(1,732,287)	(19,464,034)

Net Increase	313,733	$3,520,736	979,484	$11,021,342

Class B
Shares sold	406,554	$4,703,463	510,111	$5,798,409
Shares issued on reinvestment	68,615	791,092	84,967	969,251
Shares repurchased	(1,041,515)	(12,043,806)	(1,337,264)	(15,237,959)

Net Decrease	(566,346)	$(6,549,251)	(742,186)	$(8,470,299)

Class C†
Shares sold	131,672	$1,519,603	278,611	$3,180,622
Shares issued on reinvestment	15,736	181,078	17,857	203,340
Shares repurchased	(348,827)	(4,024,809)	(266,364)	(3,017,532)

Net Increase (Decrease)	(201,419)	$(2,324,128)	30,104	$366,430

†	On April 29, 2004, Class L shares were renamed Class C shares.

74       Smith Barney Allocation Series Inc. 2006 Annual Report

Notes to Financial Statements (continued)

	Year Ended January 31, 2006		Year Ended January 31, 2005

INCOME PORTFOLIO	Shares	Amount	Shares	Amount
Class A
Shares sold	1,131,185	$11,585,938	1,072,931	$10,980,410
Shares issued on reinvestment	134,788	1,377,308	111,683	1,143,545
Shares repurchased	(850,497)	(8,700,971)	(634,767)	(6,505,091)

Net Increase	415,476	$4,262,275	549,847	$5,618,864

Class B
Shares sold	170,259	$1,763,258	232,473	$2,401,979
Shares issued on reinvestment	44,528	459,359	54,348	561,129
Shares repurchased	(481,162)	(4,975,830)	(759,258)	(7,827,500)

Net Decrease	(266,375)	$(2,753,213)	(472,437)	$(4,864,392)

Class C†
Shares sold	66,210	$683,498	92,944	$961,447
Shares issued on reinvestment	9,245	95,285	9,203	94,970
Shares repurchased	(129,393)	(1,333,629)	(104,679)	(1,081,521)

Net Decrease	(53,938)	$(554,846)	(2,532)	$(25,104)

†	On April 29, 2004, Class L shares were renamed Class C shares.

8.	Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Income Portfolio has made the following distributions:

Income Portfolio	Class A	Class B	Class C
Record date:	2/27/06	2/27/06	2/27/06
Ex-date:	2/28/06	2/28/06	2/28/06
Payable date:	2/28/06	2/28/06	2/28/06
Amount per share:	$0.0345	$0.0302	$0.0307

None of the other Funds have made any distributions subsequent to the fiscal year end.

The tax character of distributions paid during the fiscal year ended January 31, 2006 were as follows:

	Growth Portfolio	Balanced Portfolio	Conservative Portfolio	Income Portfolio
Distributions paid from:
Ordinary Income	$4,428,083	$5,798,183	$3,207,597	$2,067,884

The tax character of distributions paid during the fiscal year ended January 31, 2005 were as follows:

	Growth Portfolio	Balanced Portfolio	Conservative Portfolio	Income Portfolio
Distributions paid from:
Ordinary Income	$6,367,539	$6,278,254	$3,192,873	$1,923,558

For the years ended January 31, 2005 and 2006 High Growth Portfolio did not make any distributions.

Smith Barney Allocation Series Inc. 2006 Annual Report       75

Notes to Financial Statements (continued)

As of January 31, 2006, the components of accumulated earnings on a tax basis were as follows:

	High Growth Portfolio		Growth Portfolio	Balanced Portfolio		Conservative Portfolio	Income Portfolio
Undistributed ordinary income	—		$208,825	$468,095		$197,544	$96,050
Capital loss carryforward (*)	$(74,343,074)		(106,580,394)	(21,121,280)		(6,008,790)	(2,433,947)
Unrealized appreciation/(depreciation)	166,932,155	(a)	84,973,757	26,432,115	(a)	3,001,737 (a)	(4,341,846	)(a)

Total accumulated earnings/(loss)	$92,589,081		$(21,397,812)	$5,778,930		$(2,809,509)	$(6,679,743)

*	As of January 31, 2006, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	High Growth Portfolio	Growth Portfolio	Balanced Portfolio	Conservative Portfolio	Income Portfolio
1/31/2009	$(421,100)	—	—	—	$(656,502)
1/31/2010	(11,556,093)	—	—	—	—
1/31/2011	(3,536,453)	$(4,500,794)	$(1,771,603)	—	—
1/31/2012	(48,378,170)	(39,796,228)	(3,050,500)	$(937,591)	(345,727)
1/31/2013	(152,074)	(17,607,354)	(12,666,825)	(295,302)	(95,670)
1/31/2014	(10,299,184)	(44,676,018)	(3,632,352)	(4,775,897)	(1,336,048)

	$(74,343,074)	$(106,580,394)	$(21,121,280)	$(6,008,790)	$(2,433,947)

These amounts will be available to offset any future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9.	Paid in Kind Redemptions

On March 31, 2005, the Board of Directors of the Company approved certain changes to the investment strategy of the Company in connection with an overall plan to reduce the number of Underlying Funds in which each Fund may invest, simplify each Fund’s allocation structure and eliminate certain size and style biases in the allocations to the Underlying Funds.

In connection with the approved plan, during the year ended January 31, 2006, the Company received securities in lieu of cash proceeds from the following Underlying Funds to satisfy redemptions:

Smith Barney Investment Trust — Smith Barney Mid Cap Core Fund

Smith Barney Investment Funds Inc. — Smith Barney Hansberger Global Value Fund

Smith Barney Small Cap Core Fund, Inc.

Smith Barney World Funds Inc. — International All Cap Growth Portfolio

Subsequently, the securities were sold. The income, realized capital gains and losses, and currency gains and losses from these security sales are noted in the statements of operations.

10.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset

76       Smith Barney Allocation Series Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Management (“CAM”), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, the Affected Funds’ investment manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc.

11.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 10. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

Smith Barney Allocation Series Inc. 2006 Annual Report       77

Notes to Financial Statements (continued)

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

*   *   *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Funds’ investment managers believe the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Funds’ investment managers and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

12.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believe that this matter is not likely to have a material adverse effect on the Funds or SBFM and SBAM’s ability to perform investment management services relating to the Funds.

78       Smith Barney Allocation Series Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors Smith Barney Allocation Series Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the High Growth, Growth, Balanced, Conservative, and Income Portfolios, each a Series of Smith Barney Allocation Series Inc., as of January 31, 2006 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2006, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of High Growth, Growth, Balanced, Conservative, and Income Portfolios as of January 31, 2006, and the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 22, 2006

Smith Barney Allocation Series Inc. 2006 Annual Report       79

Board Approval of Management Agreements (unaudited)

Background

The members of the Board of Smith Barney Allocation Series Inc. (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from Smith Barney Fund Management LLC, the Fund’s manager (the “Manager”) to assist them in their consideration of each of the Fund’s portfolios’ management agreement (the “Management Agreements”). The Board received and considered a variety of information about the Manager, and the Fund’s distributors, as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Each of the Fund’s portfolios has a combined investment advisory and administration agreement. The discussion below covers the advisory and administrative functions being rendered by the Manager.

Board Approval of Management Agreements.

In approving the Management Agreements, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreements during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

80       Smith Barney Allocation Series Inc.

Board Approval of Management Agreements (unaudited) (continued)

At the Board’s request following the conclusion of the 2004 contract continuance discussion, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreements were acceptable.

Fund Performance

The Board received and considered performance information for the Fund’s portfolios as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund’s portfolios with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the performance of the Fund’s portfolios against their benchmarks.

Smith Barney Allocation Series Inc.: High Growth Portfolio

The information comparing the portfolio’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “multi-cap core funds” by Lipper, showed that the portfolio’s performance for the 1- and 5-year periods was lower than the median while the performance for the 3-year period was within the median range. The Board noted that the short-term performance of over eighty percent of the portfolio’s underlying fund investments was lower than their respective peer groups. The Board noted that in June 2003 there had been a change in the Fund’s portfolio management team responsible for the allocation of assets and that the portfolio management team is rebalancing the portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the portfolio’s performance and investment strategies.

Smith Barney Allocation Series Inc.: Growth Portfolio

The information comparing the portfolio’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “multi-cap core funds” by Lipper, showed that the portfolio’s performance for the 1-year period was lower than the median while the performance for the 3- and 5-year periods was within the median range. The Board noted that the short-term performance of approximately two-thirds of the portfolio’s underlying fund investments was lower than their respective peer groups. The Board noted that in June 2003 there had been a change in the Fund’s portfolio management team responsible for the allocation of assets and that the portfolio management team is rebalancing the portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the portfolio’s performance and investment strategies.

Smith Barney Allocation Series Inc.: Balanced Portfolio

The information comparing the portfolio’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “balanced funds” by Lipper, showed that the portfolio’s performance for the 1-year period was below the median while the performance for the 3- and 5-year periods was better than the median. The Board noted that the short-term performance of approximately two-thirds of the portfolio’s underlying fund investments was lower than their respective peer groups. The Board noted that in June 2003 there had been a change in the Fund’s portfolio management team responsible for the allocation of assets and that the portfolio management team is rebalancing the portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the portfolio’s performance and investment strategies.

Smith Barney Allocation Series Inc.       81

Board Approval of Management Agreements (unaudited) (continued)

Smith Barney Allocation Series Inc.: Conservative Portfolio

The information comparing the portfolio’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “income funds” by Lipper, showed that the portfolio’s performance for the 1-year period was lower than the median while the performance for the 3- and 5-year periods was better than the median. The Board noted that the short-term performance of approximately two-thirds of the portfolio’s underlying fund investments was lower than their respective peer groups. The Board noted that in June 2003 there had been a change in the Fund’s portfolio management team responsible for the allocation of assets and that the portfolio management team is rebalancing the portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board will continue to gauge the portfolio’s performance and investment strategies.

Smith Barney Allocation Series Inc.: Income Portfolio

The information comparing the portfolio’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “general bond funds” by Lipper, showed that the portfolio’s performance for the 1- and 3-year periods was better than the median while the performance for the 5-year period was lower than the median. The Board noted that in June 2003 there had been a change in the Fund’s portfolio management team responsible for the allocation of assets and that the portfolio management team is rebalancing the portfolio. Based on their review, which included careful consideration of all of the factors noted above, the Board concluded that the portfolio’s relative investment performance was acceptable.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by each of the Fund’s portfolios to the Manager in light of the nature, extent and quality of the management services provided by the Manager. The Board also reviewed and considered whether fee waiver and/or expense reimbursement arrangements are currently in place for the Fund’s portfolios and considered the actual fee rate (after taking any waivers and reimbursements into account) (the “Actual Management Fee”) and whether any fee waivers and reimbursements could be discontinued.

Additionally, the Board received and considered information comparing the Fund’s portfolios’ Contractual Management Fees and Actual Management Fees and the portfolios’ overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in asset classes similar to those of the Fund’s portfolios including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund’s portfolios and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

Smith Barney Allocation Series Inc.: High Growth Portfolio

The information comparing the portfolio’s Class A shares’ Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of eight retail front-end load funds of funds (including the portfolio) that

82       Smith Barney Allocation Series Inc.

Board Approval of Management Agreements (unaudited) (continued)

are classified as “multi-cap core funds and multi-cap value funds” by Lipper, showed that the portfolio’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and that the Contractual Management Fee was within the median range while the Actual Management Fee was better than the median. The Board noted that half of the peer group fully waived or reimbursed their full management fee (including the portfolio) and that the portfolio’s total expense ratio was higher than the median. The Board will continue to monitor the management fees and total expenses of the portfolio.

Smith Barney Allocation Series Inc.: Growth Portfolio

The information comparing the portfolio’s Class A shares’ Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of five retail front-end load funds of funds (including the portfolio) that are classified as “multi-cap core funds, multi-cap value funds, large-cap core funds and large-cap value funds” by Lipper, showed that the portfolio’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and, indeed, were better than the median. The Board noted that the portfolio’s total expense ratio was within the median range and concluded that it was acceptable.

Smith Barney Allocation Series Inc.: Balanced Portfolio

The information comparing the portfolio’s Class A shares’ Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of five retail front-end load fund of funds (including the portfolio) classified as “balanced funds” by Lipper, showed that the portfolio’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and that the Contractual Management Fee was lower than the median. The Board noted that the portfolio’s total expense ratio was within the median range and concluded that it was acceptable.

Smith Barney Allocation Series Inc.: Conservative Portfolio

The information comparing the portfolio’s Class A shares’ Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of seven retail front-end load funds of funds (including the portfolio) that are classified as “income funds” by Lipper, showed that the portfolio’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and that the Contractual Management Fee was lower than the median while the Actual Management Fee was higher than the median. The Board noted that the portfolio’s total expense ratio was within the median range and concluded that it was acceptable. The Board will continue to monitor the management fees and total expenses of the portfolio.

Smith Barney Allocation Series Inc.: Income Portfolio

The information comparing the portfolio’s Class A shares’ Contractual and Actual Management Fees and its total expense ratio to its Expense Group, consisting of three retail front-end load funds of funds (including the portfolio) that are classified as “general bond funds” by Lipper, showed that the portfolio’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group and that the Contractual Management Fee was within the median range while the Actual Management Fee was higher than the median. The Board noted that the portfolio’s total expense ratio was also higher than the median. The Board will continue to monitor the management fees and total expenses of the portfolio. The Board noted that the Expense Group analysis was not very conclusive due to the limited number of general bond fund of funds and will continue to monitor the management fees and total expenses of the portfolio.

Taking all of the above into consideration, the Board determined that the Management Fees were reasonable in light of the nature, extent and quality of the services provided to the Fund’s portfolios under the Management Agreements.

Smith Barney Allocation Series Inc.       83

Board Approval of Management Agreements (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s portfolios’ assets grow to beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

Other Benefits to the Manager

The Board considered other benefits received by the Manager, and its affiliates as a result of its relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Board discussed the proposed continuance of the Management Agreements in a private session with their independent legal counsel at which no representatives of the Manager were present.

Additional Information

On June 23, 2005, Citigroup Inc. (“Citigroup”) entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. (“Legg Mason”) under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current management agreements in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved new management agreements for the Fund’s portfolios between each portfolio and the Adviser (the “New Management Agreements” and each, a “New Management Agreement”), and authorized the Fund’s officers to submit the New Management Agreements to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

84       Smith Barney Allocation Series Inc.

Board Approval of Management Agreements (unaudited) (continued)

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved each New Management Agreement. To assist the Board in its consideration of each New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of each New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreements. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreements, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Adviser, including compliance services;

(vi) that Legg Mason has advised the Board that it has no present intention to alter the expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would consult with the Board before making any changes;

(vii) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(viii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer portfolios of the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

Smith Barney Allocation Series Inc.       85

Board Approval of Management Agreements (unaudited) (continued)

(ix) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(x) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(xi) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xii) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreements, but will remain the same;

(xiii) the terms and conditions of the New Management Agreements, including the differences from the current management agreements, and the benefits of a single, uniform form of agreement covering these services;

(xiv) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreements;

(xv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xvi) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current management agreements as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreements, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the current management agreements, and reached substantially the same conclusions.

86       Smith Barney Allocation Series Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Allocation Series Inc. (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about Company Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Walter E. Auch 6001 N. 62nd Place Paradise Valley, AZ 85253 Birth Year: 1921	Director	Since 2005	Retired	23	Director, Nicholas Applegate Funds; Director, UBS Funds; Director, US Bancorp Advisory Group
H. John Ellis 858 East Crystal Downs Drive Frankfort, MI 49635 Birth Year: 1927	Director	Since 1996	Retired	23	None
Armon E. Kamesar 7328 Country Club Drive LaJolla, CA 92037 Birth Year: 1927	Director	Since 1995	Chairman, TEC International; Trustee, U.S. Bankruptcy Court	23	None
Stephen E. Kaufman Stephen E. Kaufman PC Co. 277 Park Avenue, 47th Floor New York, NY 10172 Birth Year: 1932	Director	Since 1995	Attorney	47	None
John J. Murphy 123 Prospect Street Ridgewood, NJ 07450 Birth Year: 1944	Director	Since 2002	President, Murphy Capital Management	23	Barclays International Funds Group Ltd. and affiliated companies

Interested Directors:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of CAM; Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001); Formerly Chairman President and Chief Executive Officer, Travelers Investment Adviser, Inc. (“TIA”) (from 2002 to 2005)	182	None

Smith Barney Allocation Series Inc.       87

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Legg Mason; Formerly Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001)	N/A	N/A
Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)	N/A	N/A
Steven Bleiberg CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Vice President and Investment Officer	Since 2003	Managing Director of CAM; Managing Director and Chairman of the Global Equity Strategy Group, Credit Suisse Asset Management (from 1991 to 2003)	N/A	N/A
Ted P. Becker CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co., LLC, (2005-Present); Chief Compliance Officer of certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Citigroup Asset Management (2002-2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A
John Chiota CAM 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of CAM (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse	N/A	N/A

88       Smith Barney Allocation Series Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor; Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Allocation Series Inc.       89

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Approval of New Management Agreement	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fund Name
Balanced Portfolio	15,309,322.930	227,073.383	922,420.886	175,656.000
Conservative Portfolio	5,225,255.395	99,791.252	421,089.823	49,898.000
Income Portfolio	2,475,297.599	79,172.386	164,867.312	33,453.000

Election of Directors	Votes For	Authority Withheld	Abstentions
Nominees:
Walter E. Auch	92,894,375.921	4,934,232.851	39,990.673
H. John Ellis	92,866,585.214	4,962,023.558	39,990.673
Armon E. Kamesar	92,881,703.639	4,946,905.133	39,990.673
Stephen E. Kaufman	92,849,325.430	4,979,283.342	39,990.673
John J. Murphy	93,232,738.263	4,595,870.509	39,990.673
R. Jay Gerken	93,157,162.768	4,671,446.004	39,990.673

On December 19, 2005, a Special Meeting of Shareholders was held for the following purpose: 1) to approve a new management agreement. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

Approval of New Management Agreement	Votes For	Votes Against	Abstentions	Broker Non-Votes
Fund Name
High Growth Portfolio	21,991,183.580	500,070.630	2,321,394.004	203,862.000
Growth Portfolio	23,702,132.691	734,632.167	1,961,950.921	184,157.000

90       Smith Barney Allocation Series Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2006

	Growth Portfolio	Balanced Portfolio
Record Date:	12/29/2005	3/29/2005	6/21/2005	9/27/2005	12/27/2005
Payable Date:	12/30/2005	3/31/2005	6/24/2005	9/30/2005	12/30/2005
Qualified Dividend Income for Individuals	50.40%	21.26%	29.16%	29.16%	29.16%
Dividends Qualifying for the Dividends Received Deduction for Corporations	50.42%	21.55%	29.16%	29.16%	29.16%
Interest from Federal Obligations	8.39%	10.70%	10.70%	10.70%	10.70%

	Conservative Portfolio				Income Portfolio
Record Date:	3/29/2005	6/21/2005	9/27/2005	12/27/2005	Monthly
Payable Date:	3/31/2005	6/24/2005	9/30/2005	12/30/2005	Monthly
Qualified Dividend Income for Individuals	7.99%	11.04%	11.04%	11.04%	2.80%
Dividends Qualifying for the Dividends Received Deduction for Corporations	7.99%	11.04%	11.04%	11.04%	2.85%
Interest from Federal Obligations	10.32%	10.32%	10.32%	10.32%	8.92%

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Smith Barney Allocation Series Inc.       91

Smith Barney Allocation Series Inc.

DIRECTORS

Walter E. Auch

H. John Ellis

R. Jay Gerken, CFA

Chairman

Armon E. Kamesar

Stephen E. Kaufman

John J. Murphy

OFFICERS

R. Jay Gerken, CFA

President and

Chief Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Robert J. Brault

Chief Financial Officer and

Treasurer

Steven Bleiberg

Vice President and

Investment Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money

Laundering Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and Chief

Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

SMITH BARNEY

ALLOCATION SERIES INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

Smith Barney Allocation Series Inc.

High Growth Portfolio

Growth Portfolio

Balanced Portfolio

Conservative Portfolio

Income Portfolio

The Funds are separate investment funds of the Smith Barney Allocation Series Inc., a Maryland corporation.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on the Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Allocation Series Inc., but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest.

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD01278 3/06	06-9762

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Armon E. Kamesar, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Kamesar as the Audit Committee’s financial expert. Mr. Kamesar is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2005 and January 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $119,200 in 2005 and $122,200 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Allocation Series Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $23,200 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Allocation Series Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Allocation Series Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation
S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Allocation Series Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2005 and 2006; Tax Fees were 100% and 100% for 2005 and 2006; and Other Fees were 100% and 100% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Allocation Series Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Allocation Series Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. The Smith Barney Allocation Series Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Allocation Series Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Allocation Series Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Allocation Series Inc.

Date: April 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Allocation Series Inc.

Date: April 10, 2006

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Smith Barney Allocation Series Inc.

Date: April 10, 2006